                                                                    EXHIBIT 10.1

                                CREDIT AGREEMENT

                                   dated as of

                                 March 28, 2002,

                 As Amended and Restated as of January 29, 2004,

                                      among

                               CUMULUS MEDIA INC.,

                            The Lenders Party Hereto

                                       and

                              JPMORGAN CHASE BANK,
                             as Administrative Agent

                           ---------------------------

                          J.P. MORGAN SECURITIES INC.,
                           as Arranger and Bookrunner

                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
                                           ARTICLE I

                                          Definitions

SECTION 1.01.    Defined Terms..............................................................   1
SECTION 1.02.    Classification of Loans and Borrowings.....................................  30
SECTION 1.03.    Terms Generally............................................................  30
SECTION 1.04.    Accounting Terms; GAAP.....................................................  30

                                          ARTICLE II

                                         The Credits

SECTION 2.01.    Commitments................................................................  31
SECTION 2.02.    Loans and Borrowings.......................................................  31
SECTION 2.03.    Requests for Borrowings....................................................  32
SECTION 2.04.    Letters of Credit..........................................................  33
SECTION 2.05.    Funding of Borrowings......................................................  37
SECTION 2.06.    Interest Elections.........................................................  37
SECTION 2.07.    Termination and Reduction of Commitments...................................  39
SECTION 2.08.    Repayment of Loans; Evidence of Debt.......................................  40
SECTION 2.09.    Amortization of Term Loans.................................................  41
SECTION 2.10.    Prepayment of Loans........................................................  42
SECTION 2.11.    Fees.......................................................................  44
SECTION 2.12.    Interest...................................................................  45
SECTION 2.13.    Alternate Rate of Interest.................................................  46
SECTION 2.14.    Increased Costs............................................................  46
SECTION 2.15.    Break Funding Payments.....................................................  47
SECTION 2.16.    Taxes......................................................................  48
SECTION 2.17.    Payments Generally; Pro Rata Treatment; Sharing of Set-offs................  49
SECTION 2.18.    Mitigation Obligations; Replacement of Lenders.............................  51
SECTION 2.19.    Incremental Facilities.....................................................  52

                                         ARTICLE III

                              Representations and Warranties

SECTION 3.01.    Organization; Powers.......................................................  53
SECTION 3.02.    Authorization; Enforceability..............................................  53
SECTION 3.03.    Governmental Approvals; No Conflicts.......................................  53
SECTION 3.04.    Financial Condition; No Material Adverse Change............................  54
SECTION 3.05.    Properties and Licenses....................................................  54
SECTION 3.06.    Litigation and Environmental Matters.......................................  55

SECTION 3.07.    Compliance with Laws and Agreements........................................  55
SECTION 3.08.    Investment and Holding Company Status......................................  56
SECTION 3.09.    Tax Matters................................................................  56
SECTION 3.10.    ERISA......................................................................  56
SECTION 3.11.    Disclosure.................................................................  56
SECTION 3.12.    Subsidiaries...............................................................  57
SECTION 3.13.    Insurance..................................................................  57
SECTION 3.14.    Labor Matters..............................................................  57
SECTION 3.15.    Solvency...................................................................  57
SECTION 3.16.    Senior Indebtedness........................................................  57
SECTION 3.17.    Security Interests.........................................................  58

                                         ARTICLE IV

                                         Conditions

SECTION 4.01.    [Intentionally Omitted]....................................................  58
SECTION 4.02.    Each Credit Event..........................................................  58

                                         ARTICLE V

                                  Affirmative Covenants

SECTION 5.01.    Financial Statements and Other Information.................................  59
SECTION 5.02.    Notices of Material Events.................................................  60
SECTION 5.03.    Information Regarding Collateral...........................................  60
SECTION 5.04.    Existence; Conduct of Business.............................................  61
SECTION 5.05.    Payment of Obligations.....................................................  61
SECTION 5.06.    Maintenance of Properties..................................................  61
SECTION 5.07.    Insurance..................................................................  61
SECTION 5.08.    Casualty and Condemnation..................................................  61
SECTION 5.09.    Books and Records; Inspection Rights.......................................  62
SECTION 5.10.    Compliance with Laws.......................................................  62
SECTION 5.11.    Use of Proceeds and Letters of Credit......................................  62
SECTION 5.12.    Additional Subsidiaries....................................................  63
SECTION 5.13.    Further Assurances.........................................................  63

                                         ARTICLE VI

                                     Negative Covenants

SECTION 6.01.    Indebtedness; Certain Equity Securities....................................  64
SECTION 6.02.    Liens......................................................................  65
SECTION 6.03.    Fundamental Changes........................................................  66
SECTION 6.04.    Investments, Loans, Advances, Guarantees and Acquisitions..................  67
SECTION 6.05.    Asset Sales................................................................  68
SECTION 6.06.    Sale and Leaseback Transactions............................................  69

SECTION 6.07.    Hedging Agreements.........................................................  69
SECTION 6.08.    Restricted Payments; Certain Payments of Indebtedness......................  70
SECTION 6.09.    Transactions with Affiliates...............................................  72
SECTION 6.10.    Restrictive Agreements.....................................................  72
SECTION 6.11.    FCC Licenses and License Subsidiaries......................................  73
SECTION 6.12.    Amendment of Material Documents............................................  73
SECTION 6.13.    Interest Expense Coverage Ratio............................................  73
SECTION 6.14.    Total Leverage Ratio.......................................................  74
SECTION 6.15.    Senior Leverage Ratio......................................................  74
SECTION 6.16.    Fixed Charge Coverage Ratio................................................  74
SECTION 6.17.    Capital Expenditures.......................................................  74
SECTION 6.18.    Excluded Subsidiaries......................................................  75

                                      ARTICLE VII

                                  Events of Default

                                     ARTICLE VIII

                              The Administrative Agent

                                     ARTICLE IX

                                    Miscellaneous

SECTION 9.01.    Notices....................................................................  80
SECTION 9.02.    Waivers; Amendments........................................................  81
SECTION 9.03.    Expenses; Indemnity; Damage Waiver.........................................  82
SECTION 9.04.    Successors and Assigns.....................................................  84
SECTION 9.05.    Survival...................................................................  87
SECTION 9.06.    Counterparts; Integration; Effectiveness...................................  87
SECTION 9.07.    Severability...............................................................  88
SECTION 9.08.    Right of Setoff............................................................  88
SECTION 9.09.    Governing Law; Jurisdiction; Consent to Service of Process.................  88
SECTION 9.10.    WAIVER OF JURY TRIAL.......................................................  89
SECTION 9.11.    Headings...................................................................  89
SECTION 9.12.    Confidentiality............................................................  89
SECTION 9.13.    Interest Rate Limitation...................................................  90
SECTION 9.14.    Existing Credit Agreement; Effectiveness of Amendment and Restatement......  90

SCHEDULES:

Schedule 2.01 -- Commitments and Term Loans
Schedule 3.05(c) -- Real Property
Schedule 3.05(d) -- FCC Licenses
Schedule 3.06 -- Disclosed Matters
Schedule 3.12 -- Subsidiaries
Schedule 3.13 -- Insurance
Schedule 6.01 -- Existing Indebtedness
Schedule 6.02 -- Existing Liens
Schedule 6.04 -- Existing Investments
Schedule 6.10 -- Existing Restrictions

EXHIBITS:

Exhibit A -- Form of Assignment and Assumption
Exhibit B -- Form of Guarantee and Collateral Agreement

                                    CREDIT AGREEMENT dated as of March 28, 2002,
                           as amended and restated as of January 29, 2004, among CUMULUS MEDIA INC., the LENDERS party hereto, and JPMORGAN CHASE BANK, as Administrative Agent.

                  WHEREAS, the Borrower, the lenders party thereto and JPMorgan Chase Bank, as administrative agent, are parties to a Credit Agreement dated as of March 28, 2002, as amended and restated as of April 28, 2003 (as further amended, supplemented or otherwise modified, the "Existing Credit Agreement"), as in effect immediately prior to the Restatement Effective Date (as defined herein), which Existing Credit Agreement amended and restated the Original Credit Agreement (as defined herein);

                  WHEREAS, the Borrower, the Required Restatement Lenders (as defined therein) and JPMorgan Chase Bank, as administrative agent, are parties to an Amendment and Restatement Agreement dated as of January 29, 2004 (the "Amendment and Restatement Agreement");

                  WHEREAS, subject to the satisfaction of the conditions set forth in the Amendment and Restatement Agreement, the Existing Credit Agreement shall be amended and restated as provided herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

                  SECTION 1.01.Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Acquired Business" means any Person, property, business or asset acquired (or, as applicable, proposed to be acquired) by the Borrower or a Subsidiary Loan Party pursuant to a Permitted Acquisition.

                  "Acquisition Documents" means the Aurora Acquisition Agreement, the DBBC Acquisition Agreement and all other material agreements or documents entered into by the Borrower or any Subsidiary with Aurora (or any of its members), DBBC or any of their respective subsidiaries in connection with the Acquisitions, including escrow agreements, assignments, assumption agreements and indemnity agreements.

                  "Acquisitions" means the Aurora Acquisition and the DBBC Acquisition.

                  "Additional Lender" has the meaning assigned to such term in
Section 2.19.

                  "Adjusted EBITDA" means, for any period, the Consolidated EBITDA of the Borrower for such period, adjusted (a) to include the Consolidated EBITDA of any Acquired Business acquired during such period (and, solely for purposes of determining whether a proposed acquisition is a Permitted Acquisition pursuant to clauses (iv) and (v) of the definition of the term Permitted Acquisition, any Acquired Business that, at the time of calculation of Adjusted EBITDA for such purpose, has been acquired subsequent to the end of such period and prior to such time as well as that proposed to be acquired) pursuant to a Permitted Acquisition and not subsequently sold, transferred or otherwise disposed of during such period (or, solely for purposes of determining whether a proposed acquisition is a Permitted Acquisition, subsequent to the end of such period and prior to such time), based on (i) the actual Consolidated EBITDA of such Acquired Business for such period (including the portion thereof attributable to such period prior to the date of acquisition of such Acquired Business), (ii) for purposes of determining whether a proposed acquisition is a Permitted Acquisition pursuant to clauses (iv) and (v) of the definition of the term Permitted Acquisition, giving pro forma effect to identified cost savings from any such Permitted Acquisition (or proposed acquisition) to the extent that the Borrower shall demonstrate, in a certificate of its chief financial officer, in detail and to the reasonable satisfaction of the Administrative Agent, that such cost savings are achievable during such period and (iii) for purposes of determining the Total Leverage Ratio and Senior Leverage Ratio, giving pro forma effect, in the portion of such period occurring prior to the date of consummation of any such Permitted Acquisition, to identified cost savings from any such Permitted Acquisition to the extent that the Borrower shall demonstrate, in a certificate of its chief financial officer, in detail and to the reasonable satisfaction of the Administrative Agent, that such cost savings are achievable during such period, and (b) to exclude the Consolidated EBITDA of any Sold Business sold, transferred or otherwise disposed of during such period (and, solely for purposes of determining whether a proposed acquisition is a Permitted Acquisition pursuant to clauses (iv) and (v) of the definition of the term Permitted Acquisition, any Sold Business that, at the time of calculation of Adjusted EBITDA for such purpose, has been sold, transferred or otherwise disposed of subsequent to the end of such period and prior to such time), based on the actual Consolidated EBITDA of such Sold Business for such period (including the portion thereof attributable to such period prior to the date of sale, transfer or disposition of such Sold Business).

                  "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means JPMorgan Chase Bank, in its capacity as administrative agent for the Lenders hereunder.

                  "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus -1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Percentage" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

                  "Applicable Rate" means, for any day:

                  (a) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan or a Tranche A Term Loan, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based upon the Total Leverage Ratio as of the most recent determination date, provided that for any day on or prior to December 31, 2002, the "Applicable Rate" for purposes of clause (a) shall be the applicable rate per annum set forth below in Category 1:

                                        ABR                  Eurodollar
Total Leverage Ratio:                  Spread                  Spread
---------------------                  ------                ----------
     Category 1                        2.00%                   3.00%
> or = 6.50 to 1.00

     Category 2                        1.75%                   2.75%
> or = 6.00 to 1.00
       and
  < 6.50 to 1.00

    Category 3                         1.50%                   2.50%
> or = 5.50 to 1.00
       and
  < 6.00 to 1.00

    Category 4                         1.25%                   2.25%
> or = 5.00 to 1.00
     and
< 5.50 to 1.00

   Category 5                          1.00%                   2.00%
> or = 4.50 to 1.00

       and
 < 5.00 to 1.00

    Category 6                         0.75%                   1.75%
> or = 4.00 to 1.00
       and
  < 4.50 to 1.00

   Category 7                          0.50%                   1.50%
 < 4.00 to 1.00

                  (b) with respect to any ABR Loan or Eurodollar Loan that is a Tranche D Term Loan, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based upon the Total Leverage Ratio as of the most recent determination date:

                                         ABR                 Eurodollar
Total Leverage Ratio:                  Spread                  Spread
---------------------                  ------                ----------
    Category 1
> or = 4.00 to 1.00                    1.25%                  2.25%

    Category 2
  < 4.00 to 1.00                       1.00%                  2.00%

                  For purposes of the foregoing clauses (a) and (b), (i) the Total Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Applicable Rate shall be deemed to be as provided in Category 1 of each table set forth above, in each case (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

                  "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

                  "Asset Swap Transaction" means a substantially concurrent purchase and sale, or exchange, of a Broadcasting Asset of the Borrower, or all the Equity Interests in a Subsidiary owning a Broadcasting Asset, for a Broadcasting Asset of another Person or group of affiliated Persons, or all the Equity Interests in a Person or group of affiliated Persons owning a Broadcasting Asset, provided that (a) the portion of Broadcast Cash Flow (for the period of four consecutive fiscal quarters most recently ended prior to the date of such transaction for which financial statements are available) attributable to the Broadcasting Asset being sold or exchanged and all other Broadcasting Assets so sold or exchanged pursuant to such transactions during such period or subsequent to the end of such period and on or prior to the date of determination shall not exceed 20% of the Broadcast Cash Flow of the Borrower for such period, (b) the portion of Broadcast Cash Flow (for the period from the Effective Date to and including the last day of the period of four consecutive fiscal quarters most recently ended prior to the date of such transaction for which financial statements are available) attributable to the Broadcasting Asset being sold or exchanged and all other Broadcasting Assets so sold or exchanged pursuant to such transactions during such period or subsequent to the end of such period and on or prior to the date of determination shall not exceed 45% of the Broadcast Cash Flow of the Borrower for such period and (c) the Borrower provides the Administrative Agent with appropriate supporting documentation if reasonably requested by the Administrative Agent, including any asset purchase and sale or exchange agreement in connection with such transaction, opinions of counsel in connection therewith and copies of an FCC consent on Form 732 (or any comparable form issued by the FCC) relating to the transfer of control or assignment of the FCC Licenses of the acquired Broadcasting Asset to the Borrower or its Subsidiaries and, unless the Administrative Agent shall otherwise agree, such consent shall have become a Final Order. For purposes of determining the portion of Broadcast Cash Flow attributable to a Broadcasting Asset pursuant to clause (a) or (b) above, if such Broadcasting Asset was acquired by a Loan Party subsequent to the first day of the relevant period for which the determination is being made, then the portion of Broadcast Cash Flow attributable to such Broadcasting Asset for such period shall be deemed to include the pro forma Broadcast Cash Flow that would have been attributable to such Broadcasting Asset for the portion of such period prior to the date of acquisition (as though such Broadcasting Asset had been acquired on the first day of the relevant period).

                  "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

                  "Aurora" means Aurora Communications, LLC, a Delaware limited liability company.

                  "Aurora Acquisition" means the acquisition by the Borrower of the membership interests of Aurora on the terms and subject to the conditions set forth in the Aurora Acquisition Agreement.

                  "Aurora Acquisition Agreement" means the Acquisition Agreement dated as of November 18, 2001, as amended through the Effective Date, by and among the Borrower, BA Blocker Acquisition Corp., AA Blocker Acquisition Corp., Aurora, Aurora Management, Inc., Allied Aurora Acquisition Corp., Allied Capital Corporation, those certain entities and individuals identified on Appendix A thereto as the "BA Blocker Corp. Shareholders", those certain entities and individuals identified on Appendix A thereto as the "Members", Frank Osborn and BankAmerica Capital Investors SBIC I, L.P.

                  "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "Borrower" means Cumulus Media Inc., a Delaware corporation.

                  "Borrowing" means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

                  "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

                  "Broadcasting Asset" means all or substantially all the assets used and useful for operating a commercial radio broadcast station pursuant to a FCC License, including the rights to use such FCC License.

                  "Broadcast Cash Flow" means, for any period, Consolidated EBITDA for such period plus, to the extent deducted in calculating such Consolidated EBITDA, corporate level general and administrative expenses of the Borrower and the Subsidiary Loan Parties for such period (calculated in a manner consistent with the calculation of such expenses in the consolidated financial statements of the Borrower for such period).

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Expenditures" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrower and its consolidated Subsidiary Loan Parties that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrower and its consolidated Subsidiary Loan Parties during such period.

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Effective
Date), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Borrower (other than such an acquisition by a Permitted Owner); (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; (c) the acquisition of direct or indirect Control of the Borrower by any Person or group (other than such an acquisition by a Permitted Owner); or (d) a Specified Change of Control should occur.

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date.

                  "Charges" has the meaning assigned to such term in Section
9.13.

                  "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Incremental Revolving Loans, Tranche A Term Loans, Tranche D Term Loans or Incremental Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Incremental Revolving Commitment, Tranche A Commitment, Tranche D Commitment or Incremental Term Commitment.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" means any and all "Collateral", as defined in any applicable Security Document.

                  "Collateral Agreement" means the Guarantee and Collateral Agreement among the Loan Parties and the Administrative Agent, substantially in the form of Exhibit B.

                  "Collateral and Guarantee Requirement" means the requirement that:

                  (a) the Administrative Agent shall have received from each Loan Party either (i) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any Person that becomes a Loan Party after the Effective Date, a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

                  (b) all outstanding Equity Interests of each Subsidiary owned by or on behalf of any Loan Party shall have been pledged pursuant to the Collateral Agreement (except that such Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary that is not a Loan Party) and the Administrative Agent shall have received, to the extent required by the Collateral Agreement, certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

                  (c) all Indebtedness of the Borrower and each Subsidiary that is owing to any Loan Party shall be pledged to the Administrative Agent pursuant to the Collateral Agreement via book entry as an account owing to the Administrative Agent and, to the extent that any such Indebtedness is evidenced by a promissory note, the Administrative Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank;

                  (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Collateral Agreement and perfect such Liens to the extent required by, and with the priority required by, the Collateral Agreement, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

                  (e) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property,
         (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by
         Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Lenders may reasonably request, and (iii) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent or the Required Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property; and

                  (f) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

                  "Commitment" means a Revolving Commitment, Tranche A Commitment, Tranche D Commitment or Incremental Term Commitment, if any, or any combination thereof (as the context requires).

                  "Commitment Fee Rate" means, for any computation period, 0.50% per annum; provided that if, for any such period, the Utilization Percentage is
(a) less than 66.67% and greater than or equal to 33.33%, then the Commitment Fee Rate for such period will be 0.625% per annum or (b) less than 33.33%, then the Commitment Fee Rate for such period will be 0.75% per annum.

                  "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period plus (ii) consolidated income tax expense for such period plus (iii) all amounts attributable to depreciation and amortization for such period plus (iv) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) for such period plus (v) any other non-cash charges (other than write-offs or write-downs during such period of inventory, accounts receivable or any other current assets in the ordinary course of business), provided that in the event that the Borrower or any Subsidiary Loan Party makes any cash payment in respect of any such non-cash charge, such cash payment shall be deducted from Consolidated EBITDA in the period in which such payment is made, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, the sum of (i) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) for such period plus (ii) any other non-cash income, all determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Fixed Charges" means, for any period, the sum of
(a) Consolidated Interest Expense for such period, (b) the aggregate amount of scheduled principal payments made during such period in respect of Long-Term Indebtedness of the Borrower and the Subsidiary Loan Parties (other than payments made by the Borrower or any Subsidiary Loan Party to the Borrower or a Subsidiary Loan Party), (c) the aggregate amount of principal payments (other than scheduled principal payments and other than prepayment of the Tranche B Term Loans on April 30, 2003 and the prepayment of the Tranche C Term Loans on the Restatement Effective Date) made during such period in respect of Long-Term Indebtedness of the Borrower and the Subsidiary Loan Parties, to the extent that such payments reduced any scheduled principal payments that would have become due within one year after the date of the applicable payment, (d) Maintenance Capital Expenditures for such period, (e) the aggregate amount of Taxes paid in cash by the Borrower and the Subsidiary Loan Parties during such period and (f) without duplication, the aggregate amount of dividends paid in cash by the Borrower and the Subsidiary Loan Parties (except to the extent paid by a Subsidiary Loan Party to the Borrower or another Subsidiary Loan Party or to the extent excluded from Consolidated Interest Expense pursuant to the proviso of the definition thereof) during such period; provided that Consolidated Fixed Charges shall not include any scheduled principal payments (i) in respect of the Revolving Loans and the Tranche A Term Loans made during the four fiscal quarters ending on the Revolving Maturity Date and (ii) in respect of the Tranche D Term Loans made during the four fiscal quarters ending on the Tranche D Maturity Date.

                  "Consolidated Interest Expense" means, for any period, the excess of (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of the Borrower and the Subsidiary Loan Parties for such period, determined on a consolidated basis in accordance with GAAP plus (ii) any interest accrued during such period in respect of Indebtedness of the Borrower or any Subsidiary Loan Party that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP plus (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that were amortized or accrued in a previous period plus (iv) any cash dividends paid during such period in respect of the Series A Preferred Stock, minus (b) the sum of (i) interest income of the Borrower and the Subsidiary Loan Parties for such period, determined on a consolidated basis in accordance with GAAP plus (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period plus (iii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts for such period; provided that Consolidated Interest Expense shall not include pursuant to clause (a)(iv) hereof any dividends paid in cash on the Series A Preferred Stock up to $4,500,000 in any fiscal quarter, commencing with the fiscal quarter ended June 30, 2002 and ending with the fiscal quarter ending June 30, 2003.

                  "Consolidated Net Income" means, for any period, the net income or loss of the Borrower and the Subsidiary Loan Parties for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income or loss (a) the income of any Person (other than the Borrower) in which any other Person (other than the Borrower or any Subsidiary Loan Party or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of the Subsidiary Loan Parties during such period, and (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date that such Person's assets are acquired by the Borrower or any Subsidiary.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "DBBC" means DBBC, L.L.C., a Georgia limited liability company.

                  "DBBC Acquisition" means the acquisition by the Borrower of certain subsidiaries and assets of DBBC on the terms and subject to the conditions set forth in the DBBC Acquisition Agreement.

                  "DBBC Acquisition Agreement" means the Agreement and Plan of Merger dated as of December 14, 2001, as amended through the Effective Date, by and among the Borrower, Mt. Juliet Inc., Phoenix Broadcasting Inc., Phoenix Communications Group, Inc., Mt. Juliet Broadcasting, Inc. and DBBC.

                  "Debt Tender Offer" means the tender offer and consent solicitation made by the Borrower for any and all of the outstanding 2008 Subordinated Notes pursuant to the Debt Tender Offer Materials.

                  "Debt Tender Offer Materials" means the Offer to Purchase and Consent Solicitation Statement dated April 2, 2003 distributed by the Borrower to holders of the 2008 Subordinated Notes with respect to the Debt Tender Offer, and all related materials.

                  "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

                  "Disqualified Equity Interest" means, with respect to any Person, any Equity Interest that by its terms or otherwise (a) matures or is subject to mandatory redemption or repurchase pursuant to a sinking fund obligation or otherwise; (b) is convertible into or exchangeable or exercisable for Indebtedness or any Disqualified Equity Interest at the option of the holder thereof; or (c) may be required to be redeemed or repurchased at the option of the holder thereof, in whole or in part, in each case on or prior to the date that is 180 days after the Tranche D Maturity Date.

                  "dollars" or "$" refers to lawful money of the United States of America.

                  "Effective Date" means March 28, 2002, the date on which the conditions specified in Section 4.01 of the Original Credit Agreement were satisfied.

                  "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interests.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default" has the meaning assigned to such term in
Article VII.

                  "Excess Cash Flow" means, for any fiscal year, the sum (without duplication) of:

                  (a) the Consolidated Net Income of the Borrower and its consolidated Subsidiary Loan Parties for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; plus

                  (b) any cash received by the Borrower and its consolidated Subsidiary Loan Parties from Excluded Subsidiaries during such fiscal year; plus

                  (c) depreciation, amortization and other non-cash charges or losses deducted in determining such consolidated net income (or loss) for such fiscal year; plus

                  (d) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the net amount, if any, by which the consolidated deferred revenues of the Borrower and its consolidated Subsidiary Loan Parties increased during such fiscal year; minus

                  (e) the sum of (i) any non-cash gains included in determining such consolidated net income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year plus (iii) the net amount, if any, by which the consolidated deferred revenues of the Borrower and its consolidated Subsidiary Loan Parties decreased during such fiscal year; minus

                  (f) Capital Expenditures for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness); minus

                  (g) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by the Borrower and its consolidated Subsidiary Loan Parties during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, (ii) Term Loans prepaid pursuant to Section 2.10(c) or (d) and (iii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness; minus

                  (h) the sum of (i) the aggregate principal amount of Series A Preferred Stock purchased or redeemed during such fiscal year (other than such purchases or redemptions financed with the proceeds of the Tranche C Term Loans) plus (ii) the aggregate amount of dividends paid in cash in respect of Series A Preferred Stock during such fiscal year, in each case in accordance with the terms of this Agreement.

                  "Excluded Subsidiary" means, subject to Section 6.18, (a) Foreign Subsidiaries and (b) Broadcast Software International Inc., Cumulus Internet Services Inc., Cumulus Telecommunications Inc., Southern Outdoor Graphics, Inc., Express Signs Inc. and their respective Subsidiaries.

                  "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.16(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.16(e).

                  "Existing Credit Agreement" has the meaning given to such term in the recitals hereto.

                  "FCC" means the United States Federal Communications Commission or any successor agency thereof.

                  "FCC License" means any license granted by the FCC to the Borrower or any Subsidiary or that is used by the Borrower or any Subsidiary in the conduct of its business.

                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Final Order" means, with respect to the assignment or transfer of any FCC License, an order of the FCC approving such assignment or transfer that is final (i.e., no longer subject to further judicial or administrative review), as to which no requests for judicial or administrative review are pending and that has not been reversed, stayed, enjoined, set aside, annulled or suspended.

                  "Financial Officer" means the chief financial officer, vice president of finance, principal accounting officer, treasurer or controller of the Borrower.

                  "Financing Transactions" means the execution, delivery and performance by each Loan Party of the Original Credit Agreement and the documents related thereto to which it was a party, the borrowing of Loans thereunder, the use of the proceeds thereof and the issuance of Letters of Credit under the Original Credit Agreement.

                  "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Incremental Facilities" has the meaning assigned to such term in Section 2.19.

                  "Incremental Facility Amendment" has the meaning assigned to such term in Section 2.19.

                  "Incremental Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Incremental Revolving Loans pursuant to the terms of an Incremental Facility Amendment.

                  "Incremental Revolving Exposure" means, with respect to any Incremental Lender at any time, the aggregate principal amount of such Incremental Revolving Lender's Incremental Revolving Loans at such time.

                  "Incremental Revolving Facility" has the meaning assigned to such term in Section 2.19.

                  "Incremental Revolving Lender" means a Lender with an Incremental Revolving Commitment or, if the Incremental Revolving Commitments have terminated or expired, a Lender with Incremental Revolving Exposure.

                  "Incremental Revolving Loan" means a Loan made pursuant to an Incremental Revolving Facility.

                  "Incremental Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make an Incremental Term Loan pursuant to the terms of an Incremental Facility Amendment.

                  "Incremental Term Facility" has the meaning assigned to such term in Section 2.19.

                  "Incremental Term Lender" means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan. Solely for purposes of the second proviso in Section 9.02(b), each Tranche D Lender will be deemed and treated as an "Incremental Term Lender".

                  "Incremental Term Loan" means a Loan made pursuant to an Incremental Term Facility.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed,
(f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes.

                  "Information Memorandum" means the Confidential Amendment Package dated January 2004 relating to the Borrower and the Restatement Transactions.

                  "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.06.

                  "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

                  "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Issuing Bank" means JPMorgan Chase Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                  "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

                  "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "Lender Affiliate" means (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund that invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Lenders" means the Persons listed on Schedule 2.01, the Persons listed on Schedule 1 to the Amendment and Restatement Agreement and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Incremental Facility Amendment, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

                  "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

                  "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "License Subsidiary" has the meaning assigned to such term in
Section 6.11.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" means this Agreement, the Amendment and Restatement Agreement, the Reaffirmation Agreement, the Collateral Agreement and the other Security Documents.

                  "Loan Parties" means the Borrower and the Subsidiary Loan Parties.

                  "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement or the Amendment and Restatement Agreement.

                  "Long-Term Indebtedness" means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

                  "Maintenance Capital Expenditures" means, for any period, that portion of Capital Expenditures made during such period for the sole purpose of maintaining radio broadcast stations owned and operated by the Borrower and the Subsidiary Loan Parties, provided that the aggregate amount of such Capital Expenditures for any period of four consecutive fiscal quarters shall not exceed the product of (a) $30,000 multiplied by (b) the number of radio broadcast stations owned and operated by the Borrower and the Subsidiary Loan Parties on the first day of such period.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, assets, operations or condition, financial or otherwise, of the Borrower and the Subsidiary Loan Parties taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or
(c) the rights of or benefits available to the Lenders under any Loan Document.

                  "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and the Subsidiary Loan Parties in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary Loan Party in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary Loan Party would be required to pay if such Hedging Agreement were terminated at such time.

                  "Maximum Rate" has the meaning assigned to such term in
Section 9.13.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Mortgage" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Administrative Agent.

                  "Mortgaged Property" means each parcel of real property and the improvements thereto with respect to which a Mortgage is granted pursuant to
Section 5.12 or 5.13.

                  "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "Nashville Acquisition" means the acquisition by the Borrower of WWTN-FM and WSM-FM in Nashville, Tennessee on the terms and subject to the conditions set forth in the Nashville Acquisition Agreement.

                  "Nashville Acquisition Agreement" means the Asset Purchase Agreement dated as of March 24, 2003, as amended through the Restatement Effective Date, by and among Cumulus Broadcasting, Inc., Cumulus Licensing Corp. and Gaylord Investments, Inc.

                  "Net Proceeds" means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiary Loan Parties to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Borrower and the Subsidiary Loan Parties as a result of such event to repay Indebtedness (other than Loans) secured by such asset and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower or any of the Subsidiary Loan Parties, and the amount of any reserves established by the Borrower and the Subsidiary Loan Parties to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

                  "Net Working Capital" means, at any date, (a) the consolidated current assets of the Borrower and its consolidated Subsidiary Loan Parties as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and its consolidated Subsidiary Loan Parties as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

                  "Non-Recourse Debt" means Indebtedness (a) as to which neither the Borrower nor any Subsidiary Loan Party (i) provides any Guarantee or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (ii) is directly or indirectly liable for (as a guarantor or otherwise), in each case, except to the extent permitted by Section 6.04, (b) no default with respect to which would permit any holder of any Indebtedness (other than the Loans) of the Borrower or any Subsidiary Loan Party to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity and (c) the explicit terms of which provide that there is no recourse against the Equity Interests in or any assets of the Borrower or any Subsidiary Loan Party.

                  "Obligations" has the meaning assigned to such term in the Collateral Agreement.

                  "Old Credit Agreement" means the $225,000,000 Amended and Restated Credit Agreement dated as of August 31, 1999, as amended, by and among the Borrower, the several lenders from time to time party thereto, Lehman Brothers Inc., as arranger, Barclays Capital, as syndication agent, and Lehman Commercial Paper Inc., as administrative agent.

                  "Original Credit Agreement" means the Credit Agreement dated as of March 28, 2002, among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent.

                  "Other Taxes" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "Perfection Certificate" means a certificate in the form of
Exhibit II to the Collateral Agreement or any other form approved by the Administrative Agent.

                  "Permitted Acquisition" means (a) the Acquisitions, (b) the Nashville Acquisition and (c) any Asset Swap Transaction or any other acquisition of all or substantially all the assets of, or Equity Interests in, a Person or division or line of business of a Person that is engaged in a line or lines of business reasonably related (ancillary or complementary) to the line of business or lines of business of the Borrower or any Subsidiary Loan Party if, immediately after giving effect thereto, (i) no Default has occurred and is continuing or would result therefrom, (ii) all transactions related thereto are consummated in accordance with applicable laws, (iii) in the case of an acquisition of Equity Interests in a Person, 100% of the Equity Interests in such Person, and any other Subsidiary resulting from such acquisition, shall be owned directly or indirectly by the Borrower or a Subsidiary Loan Party and all actions required to be taken, if any, with respect to each Subsidiary resulting from such acquisition under

Sections 5.12 and 5.13 have been taken, (iv) the Borrower and the Subsidiary Loan Parties are in compliance, on a pro forma basis after giving effect to such acquisition, with the covenants contained in Sections 6.13, 6.14, 6.15 and 6.16 recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available as if such acquisition had occurred on the first day of each relevant period for testing such compliance (using Adjusted EBITDA in lieu of Consolidated EBITDA for the relevant period) and (v) in the case of any such acquisition (or series or group of related acquisitions) in which the aggregate fair market value of the assets acquired exceeds $7,500,000, the Borrower has delivered to the Administrative Agent an officers' certificate to the effect set forth in clauses (i), (iii) and (iv) above, together with all relevant financial information for the business or entity being acquired. Notwithstanding clause (iii) above, in the case of an acquisition of 100% of the Equity Interests in a Person that satisfies the other conditions applicable to a Permitted Acquisition, such acquisition shall not fail to qualify as a Permitted Acquisition solely by reason of such Person having subsidiaries that are not wholly owned by such Person immediately prior to such acquisition, provided that, at the time of such acquisition, the Adjusted EBITDA attributable to all such non-wholly owned subsidiaries for the period of four consecutive fiscal quarters most recently ended prior to the date of such acquisition for which financial information is available does not exceed 10% of Adjusted EBITDA of such acquired Person for the same period.

                  "Permitted Encumbrances" means:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with
         Section 5.05;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

                  (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

                  (e) to the extent not covered by clauses (a) through (d) above, (i) any letter-of-credit-backed seven-day put bonds, (ii) 7-, 28- and 35-day auction rate or re-marked taxable or tax-free paper,
         (iii) 49-day money market preferred stock and (iv) any Dutch auction municipal preferred stock, in each case having, at the date of acquisition thereof, a credit rating of (A) A or better from S&P and
         (B) A3 or better from Moody's.

                  "Permitted Owner" means any Principal or, with respect to such Principal, (a) any spouse or immediate family member of such Principal or (b) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of such Principal and/or such other Persons referred to in the immediately preceding clause (a).

                  "Permitted Subordinated Debt" means Indebtedness of the Borrower; provided that (a) such Indebtedness shall be subordinated to the Obligations on terms no less favorable to the Lenders than the subordination provisions of the 2008 Subordinated Notes; (b) such Indebtedness shall mature on a date that is at least six months after the Tranche D Maturity Date with no scheduled principal payments prior to such date; (c) the terms of such Indebtedness (other than interest rate and maturity) shall be no less favorable to the Borrower and the Lenders in any material respect than the terms of the 2008 Subordinated Notes; (d) no Default shall have occurred and be continuing or would result from the incurrence of such Indebtedness, and (e) the Senior Leverage Ratio shall be less than 4.50 to 1.00, on a pro forma basis after giving effect to the incurrence of such Indebtedness.

                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Prepayment Event" means:

                  (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary Loan Party, other than (i) dispositions described in clauses (a), (b) and (d) of Section 6.05 and
         (ii) other dispositions resulting in aggregate Net Proceeds not exceeding $250,000 during any fiscal year of the Borrower; or

                  (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary Loan Party, but only to the extent that (i) the Net Proceeds therefrom have not been applied or committed by contract to be applied to repair, restore or replace such property or asset within 180 days after such event or
         (ii) in the case of any such Net Proceeds committed to be so applied (but not yet applied) as of the date that is 180 days after such event, such Net Proceeds have not been so applied within 360 days after such event; or

                  (c) the incurrence by the Borrower or any Subsidiary Loan Party of any Indebtedness at any time when the Total Leverage Ratio is greater than or equal to 5.00 to 1.00 after giving effect to such incurrence, but excluding any Indebtedness permitted by Section 6.01.

                  "Principal" means Richard W. Weening and Lewis W. Dickey, Jr.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Reaffirmation Agreement" means the Reaffirmation Agreement, entered into in connection with the Amendment and Restatement Agreement, attached thereto as Exhibit C, among the Borrower and the other Reaffirming Parties (as defined therein).

                  "Register" has the meaning assigned to such term in Section 9.04.

                  "Reinvestment Amount" has the meaning assigned to such term in
Section 2.10(c).

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents, trustees and advisors of such Person and such Person's Affiliates.

                  "Required Lenders" means, at any time, Lenders having Revolving Exposures, Incremental Revolving Exposures, Term Loans, Incremental Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, Incremental Revolving Exposures, outstanding Term Loans, outstanding Incremental Term Loans and unused Commitments at such time.

                  "Restricted Payment" means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of (i) any such Equity Interests in the Borrower or any Subsidiary or (ii) any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Subsidiary.

                  "Restatement Effective Date" has the meaning given such term in the Amendment and Restatement Agreement.

                  "Restatement Transactions" means the execution and delivery of the Amendment and Restatement Agreement by each Person party thereto, the satisfaction of the conditions to the effectiveness thereof, and the consummation of the transactions contemplated thereby, including the borrowing of Tranche D Term Loans on the Restatement Effective Date and the use of the proceeds thereof.

                  "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

                  "Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender's Revolving Commitment is set forth on Schedule 2.01 (as of the Restatement Effective Date), or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments was $112,500,000.

                  "Revolving Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure at such time.

                  "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

                  "Revolving Loan" means a Loan made pursuant Section 2.01(a).

                  "Revolving Maturity Date" means March 28, 2009.

                  "Security Documents" means the Collateral Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

                  "Senior Indebtedness" means, as of any date, Total Indebtedness as of such date excluding the portion of Total Indebtedness as of such date represented by the 2008 Subordinated Notes, the Subordinated Exchange Debentures and any other Indebtedness that is permitted by Section 6.01 and which (a) is subordinate to the Obligations on terms no less favorable to the Lenders than the subordination provisions of the 2008 Subordinated Notes, (b) matures no earlier than the date that is six months after the Tranche D Maturity Date, (c) does not require the mandatory payment of any principal amount on or prior to the date that is 180 days after the Tranche D Maturity Date and (d) may not be required to be redeemed or repurchased at the option of the holder thereof, in whole or in part, in each case on or prior to the date that is 180 days after the Tranche D Maturity Date.

                  "Senior Leverage Ratio" means, on any date, the ratio of (a) Senior Indebtedness as of such date to (b) Adjusted EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).

                  "Series A Preferred Certificate of Designation" means the Statement of Resolutions Fixing Terms of Voting Power, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions of the Series A Preferred Stock of the Borrower dated as of June 24, 1998.

                  "Series A Preferred Stock" means the 13 -3/4% Series A Cumulative Exchangeable Redeemable Preferred Stock due 2009 issued by the Borrower.

                  "Sold Business" means any Person, property, business or asset sold, transferred or otherwise disposed of by the Borrower or any Subsidiary Loan Party, other than in the ordinary course of business.

                  "Specified Change of Control" means a "Change of Control" (or an event of similar designation) as defined in the 2008 Subordinated Notes Indenture or the Subordinated Exchange Debenture Indenture.

                  "S&P" means Standard & Poor's Ratings Group, Inc.

                  "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Subordinated Exchange Debenture Indenture" means the indenture to be entered into by the Borrower and U.S. Bank Trust National Association, as trustee, in connection with the issuance of the Subordinated Exchange Debentures, together with all instruments and other agreements entered by the Borrower in connection therewith, in the form attached as Annex A to the Series A Preferred Certificate of Designation.

                  "Subordinated Exchange Debentures" means any subordinated exchange debentures of the Borrower issued in exchange for shares of Series A Preferred Stock as contemplated by the Series A Preferred Certificate of Designation.

                  "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary" means any subsidiary of the Borrower.

                  "Subsidiary Loan Party" means any Subsidiary that is not an Excluded Subsidiary.

                  "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Term Loans" means Tranche A Term Loans and Tranche D Term Loans.

                  "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business
Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

                  "Total Indebtedness" means, as of any date, the sum of (a) the aggregate principal amount of Indebtedness of the Borrower and the Subsidiary Loan Parties outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of the Borrower and the Subsidiary Loan Parties outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis; provided that, for purposes of clause (b) above, the term "Indebtedness" shall not include contingent obligations of the Borrower or any Subsidiary Loan Party as an account party in respect of any letter of credit or letter of guaranty unless such letter of credit or letter of guaranty supports an obligation that constitutes Indebtedness.

                  "Total Leverage Ratio" means, on any date, the ratio of (a) Total Indebtedness as of such date to (b) Adjusted EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).

                  "Tranche A Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche A Term Loan pursuant to clause (a) of Section 2.01 of the Original Credit Agreement. The initial aggregate amount of the Lenders' Tranche A Commitments was $112,500,000.

                  "Tranche A Lender" means a Lender with a Tranche A Commitment or an outstanding Tranche A Term Loan.

                  "Tranche A Maturity Date" means March 28, 2009.

                  "Tranche A Term Loan" means a Loan made pursuant to clause (a) of Section 2.01 of the Original Credit Agreement. The aggregate principal amount of the Tranche A Terms Loans outstanding on the Restatement Effective Date is $108,281,250.

                  "Tranche B Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche B Term Loan pursuant to clause (b) of Section 2.01 of the Original Credit Agreement. The initial aggregate amount of the Lenders' Tranche B Commitments was $175,000,000.

                  "Tranche B Lender" means a Lender with a Tranche B Commitment or an outstanding Tranche B Term Loan.

                  "Tranche B Term Loan" means a loan made pursuant to clause (b) of Section 2.01 of the Original Credit Agreement.

                  "Tranche C Term Loan" means a Loan made on April 30, 2003, pursuant to Section 3 of the Amendment and Restatement Agreement dated as of April 28, 2003, among the Borrower, the Lenders party thereto and the Administrative Agent.

                  "Tranche D Commitment" means, with respect to each Lender, the commitment, if any, of such Lender under the Amendment and Restatement Agreement to make (or exchange a Tranche C Term Loan for) a Tranche D Term Loan on the Restatement Effective Date as set forth in the Amendment and Restatement Agreement. The initial aggregate amount of the Lenders' Tranche D Commitments is $322,562,500.

                  "Tranche D Lender" means a Lender with a Tranche D Commitment or an outstanding Tranche D Term Loan.

                  "Tranche D Maturity Date" means March 28, 2010.

                  "Tranche D Term Loan" means a Loan made pursuant to Section 3 of the Amendment and Restatement Agreement.

                  "Transaction Costs" means the fees and expenses incurred or borne by the Borrower and the Subsidiaries in connection with the Transactions.

                  "Transactions" means the Acquisitions, the Financing Transactions and the Restatement Transactions.

                  "2008 Subordinated Notes" means the Borrower's 10-3/8% Senior Subordinated Notes due July 1, 2008.

                  "2008 Subordinated Notes Indenture" means the Indenture dated as of July 1, 1998, as heretofore supplemented, among the Borrower, the Subsidiaries listed therein as guarantors and U.S. Bank National Association, successor in interest to and formerly known as Firstar Bank of Minnesota, N.A., as trustee, pursuant to which the 2008 Subordinated Notes were issued.

                  "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

                  "Utilization Percentage" means, for any computation period, the percentage equivalent of a fraction (a) the numerator of which is the aggregate average daily used amount of the Revolving Commitments during such period (as determined in accordance with paragraph (a) of Section 2.11) and (b) the denominator of which is the aggregate average daily amount of the Revolving Commitments for such period.

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

                  SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.04. Accounting Terms; GAAP. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                  (b) Any accounting or financial determination to be made in respect of the Borrower and the Subsidiary Loan Parties on a consolidated basis shall be made excluding the accounts of the Excluded Subsidiaries that would otherwise be consolidated therewith in accordance with GAAP.

                                   ARTICLE II

                                   The Credits

                  SECTION 2.01. Commitments. (a) Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

                  (b) Subject to the terms and conditions set forth herein and in the Amendment and Restatement Agreement, each Lender having a Tranche D Commitment made (or exchanged Tranche C Term Loans for) Tranche D Term Loans to the Borrower on the Restatement Effective Date in a principal amount equal to its Tranche D Commitment. Amounts repaid in respect of Term Loans may not be reborrowed. All Tranche A Term Loans, Revolving Loans and Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall remain outstanding hereunder on the terms set forth herein.

                  SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b) Subject to Section 2.13, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

                  (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $500,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.04(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of fifteen Eurodollar Borrowings outstanding.

                  (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date or Tranche D Maturity Date, as applicable.

                  SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                           (i) the aggregate amount of such Borrowing;

                           (ii) the date of such Borrowing, which shall be a
                  Business Day;

                           (iii) whether such Borrowing is to be an ABR
                  Borrowing or a Eurodollar Borrowing;

                           (iv) in the case of a Eurodollar Borrowing, the
                  initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                           (v) the location and number of the Borrower's account
                  to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each

Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  SECTION 2.04. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the LC Exposure shall not exceed $25,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

                  (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

                  (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than $500,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section
2.03 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Revolving Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

                  (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                  (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

                  (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

                  (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                  (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing a majority of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.10(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing a majority of the total LC Exposure), be applied to satisfy other Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.10(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.10(b) and no Default shall have occurred and be continuing.

                  SECTION 2.05. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.04(e) shall be remitted by the Administrative Agent to the Issuing Bank.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  SECTION 2.06. Interest Elections. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

                  (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                           (i) the Borrowing to which such Interest Election
                  Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                           (ii) the effective date of the election made pursuant
                  to such Interest Election Request, which shall be a Business Day;

                           (iii) whether the resulting Borrowing is to be an ABR
                  Borrowing or a Eurodollar Borrowing; and

                           (iv) if the resulting Borrowing is a Eurodollar
                  Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Borrowing with an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  SECTION 2.07. Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the Tranche D Commitments shall terminate at 5:00 p.m., New York City time, on the Restatement Effective Date and (ii) the Revolving Commitments shall terminate on the Revolving Maturity Date.

                  (b) The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

                  (c) The Revolving Commitments shall be reduced on each date set forth below in an aggregate principal amount equal to the amount set forth opposite such date:

        Date                                                                  Amount
-------------------                                                        -----------
June 30, 2004............................................................. $2,812,500
September 30, 2004........................................................ $2,812,500
December 31, 2004......................................................... $2,812,500
March 31, 2005............................................................ $2,812,500
June 30, 2005............................................................. $4,218,750
September 30, 2005........................................................ $4,218,750
December 31, 2005......................................................... $4,218,750
March 31, 2006............................................................ $4,218,750
June 30, 2006............................................................. $5,625,000
September 30, 2006........................................................ $5,625,000
December 31, 2006......................................................... $5,625,000
March 31, 2007............................................................ $5,625,000
June 30, 2007............................................................. $5,625,000
September 30, 2007........................................................ $5,625,000
December 31, 2007......................................................... $5,625,000
March 31, 2008............................................................ $5,625,000
June 30, 2008............................................................. $9,843,750
September 30, 2008........................................................ $9,843,750
December 31, 2008......................................................... $9,843,750
Revolving Maturity Date................................................... $9,843,750

                  (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.

                  (e) The parties hereto acknowledge that the Tranche A Commitments and Tranche B Commitments have terminated.

                  SECTION 2.08. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date and (ii) to the Administrative Agent for the account of each Term Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.09.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be, absent manifest error, prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.09. Amortization of Term Loans. (a) Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay Tranche A Term Borrowings on each date set forth below in the aggregate principal amount equal to the product of (i) $112,500,000 multiplied by (ii) the percentage set forth opposite such date:

       Date                                                                 Percentage
-------------------                                                         ----------
March 31, 2004............................................................    1.25%
June 30, 2004.............................................................    3.75%
September 30, 2004........................................................    3.75%
December 31, 2004.........................................................    3.75%
March 31, 2005............................................................    3.75%
June 30, 2005.............................................................    5.00%
September 30, 2005........................................................    5.00%
December 31, 2005.........................................................    5.00%
March 31, 2006............................................................    5.00%
June 30, 2006.............................................................    5.00%
September 30, 2006........................................................    5.00%
December 31, 2006.........................................................    5.00%
March 31, 2007............................................................    5.00%
June 30, 2007.............................................................    5.00%
September 30, 2007........................................................    5.00%
December 31, 2007.........................................................    5.00%
March 31, 2008............................................................    5.00%
June 30, 2008.............................................................    5.00%
September 30, 2008........................................................    5.00%
December 31, 2008.........................................................    5.00%
Tranche A Maturity Date...................................................    5.00%

                  (b) Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay Tranche D Term Borrowings on each date set forth below in the aggregate principal amount equal to the product of (i) $325,000,000 multiplied by (ii) the percentage set forth opposite such date:

      Date                                                                  Amount
------------------                                                         ------
March 31, 2004............................................................  0.25%
June 30, 2004.............................................................  0.25%
September 30, 2004........................................................  0.25%
December 31, 2004.........................................................  0.25%
March 31, 2005............................................................  0.25%
June 30, 2005.............................................................  0.25%

      Date                                                                  Amount
------------------                                                         ------
September 30, 2005........................................................  0.25%
December 31, 2005.........................................................  0.25%
March 31, 2006............................................................  0.25%
June 30, 2006.............................................................  0.25%
September 30, 2006........................................................  0.25%
December 31, 2006.........................................................  0.25%
March 31, 2007............................................................  0.25%
June 30, 2007.............................................................  0.25%
September 30, 2007........................................................  0.25%
December 31, 2007.........................................................  0.25%
March 31, 2008............................................................  0.25%
June 30, 2008.............................................................  0.25%
September 30, 2008........................................................  0.25%
December 31, 2008.........................................................  0.25%
March 31, 2009............................................................  0.25%
June 30, 2009............................................................. 23.50%
September 30, 2009........................................................ 23.50%
December 31, 2009......................................................... 23.50%
Tranche D Maturity Date................................................... 23.50%

                  (c) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date and (ii) all Tranche D Term Loans shall be due and payable on the Tranche D Maturity Date.

                  (d) Any prepayment of a Term Borrowing of either Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably.

                  (e) Prior to any repayment of any Term Borrowings of either Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 12:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

                  SECTION 2.10 Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

                  (b) In the event and on each occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the Borrower shall prepay Revolving Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.04(j)) in an aggregate amount equal to such excess.

                  (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary Loan Party in respect of any Prepayment Event, the Borrower shall, immediately after such Net Proceeds are received, prepay Term Borrowings in accordance with paragraph (e) below in an aggregate amount equal to such Net Proceeds; provided that, in the case of any event described in clause (a) of the definition of the term Prepayment Event, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiary Loan Parties intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate) (such Net Proceeds or portion thereof, the "Reinvestment Amount"), within 360 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiary Loan Parties, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 360-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

                  (d) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2003, the Borrower shall prepay Term Borrowings in accordance with paragraph (e) below in an aggregate amount equal to 50% or, if the Total Leverage Ratio is less than 5.00 to 1.00 on the last day of such fiscal year, 25% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

                  (e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section. In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of both Classes remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Tranche A Term Borrowings and Tranche D Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class, provided that any Tranche D Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche D Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche D Term Loans but was so declined shall be applied to prepay Tranche A Term Borrowings. The rights of the Tranche D Lenders under this
Section 2.10(e) shall not be changed without the written consent of the Tranche D Lenders holding a majority of the outstanding Tranche D Term Loans.

                  (f) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

                  SECTION 2.11. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the Commitment Fee Rate on the average daily unused amount of each Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Revolving Commitment terminates. Commitment fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the third Business Day following June 30, 2002; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender.

                  (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Revolving Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the third Business Day following June 30, 2002; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon in writing between the Borrower and the Administrative Agent.

                  (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees due and owing hereunder and paid shall not be refundable under any circumstances.

                  SECTION 2.12. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                  (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.13 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                  (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

                  SECTION 2.14 Increased Costs. (a) If any Change in Law shall:

                           (i) impose, modify or deem applicable any reserve,
                  special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                           (ii) impose on any Lender or the Issuing Bank or the
                  London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

                  SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(f) and is revoked in accordance therewith), or

(d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.16. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

                  (f) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.16, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.16 with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

                  SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14,
2.15 or 2.16, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 3:00 p.m., New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                  (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

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                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(d) or (e), 2.05(b), 2.17(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.18. Mitigation Obligations; Replacement of Lenders.
(a) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.

                  (b) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld and (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts). A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                  SECTION 2.19. Incremental Facilities. The Borrower may at any time and from time to time prior to April 30, 2006, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request the addition of one or more new credit facilities (the "Incremental Facilities") consisting of a new tranche of term loans (an "Incremental Term Facility") or a new tranche of revolving loans (an "Incremental Revolving Facility") or a combination thereof; provided that at the time of any such request and upon the effectiveness of the Incremental Facility Amendment referred to below, no Default shall exist and the Borrower shall be in compliance with Sections 6.13, 6.14, 6.15 and 6.16, determined on a pro forma basis as if such Incremental Facility had been outstanding on the last day of the most recent fiscal quarter for testing compliance therewith. The Incremental Facilities shall be in an aggregate principal amount not exceeding (in the aggregate) $150,000,000, and each Incremental Facility shall be in an aggregate principal amount not less than $50,000,000. Each Incremental Facility (a) shall rank pari passu in right of payment and of security with the Revolving Loans and the Term Loans, (b) shall not mature earlier than six months after the Tranche D Maturity Date (but may, subject to clause (c) below, have amortization and commitment reductions prior to such date), (c) shall have a weighted average life that is longer than that of the Revolving Credit Commitments, the Tranche A Term Loans and the Tranche D Term Loans, taken as a whole, and (d) for purposes of prepayments, shall be treated substantially the same as (and in any event no more favorably than) the Term Loans, in the case of an Incremental Term Facility, or the Revolving Loans, in the case of an Incremental Revolving Facility; provided that (i) the terms and conditions applicable to any Incremental Facility maturing after the Tranche D Maturity Date may provide for material additional or different financial or other covenants applicable only during periods after the Tranche D Maturity Date and (ii) the Incremental Facilities may be priced differently than the Term Loans and the Revolving Loans. Any such notice shall set forth the requested amount and terms of the relevant Incremental Facility. The Borrower may arrange for one or more banks or other financial institutions, each of which shall be reasonably satisfactory to the Administrative Agent and the Borrower (any such bank or other financial institution being called an "Additional Lender"), to extend commitments under the Incremental Facility, and each existing Lender shall be afforded an opportunity, but shall not be required, to provide a portion of any such Incremental Facility. Commitments in respect of Incremental Facilities shall become Commitments under this Agreement, and each Additional Lender shall become a Lender under this Agreement, pursuant to an amendment (an "Incremental Facility Amendment") to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each existing Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. An Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section. The effectiveness of any Incremental

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

Facility Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 (it being understood that all references to "the date of such Borrowing" in such Section 4.02 shall be deemed to refer to the effective date of such Incremental Facility Amendment). The proceeds of the Incremental Facilities will be used for general corporate purposes, including consideration for Permitted Acquisitions.

                                  ARTICLE III

                         Representations and Warranties

                  The Borrower represents and warrants to the Lenders that:

                  SECTION 3.01. Organization; Powers. Each of the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (including the FCC), except (i) such as have been obtained or made and are in full force and effect and (ii) filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiary Loan Parties or any order of any Governmental Authority (including the FCC), (c) will not violate or result in a default under any indenture, agreement or other material instrument binding upon the Borrower or any of its Subsidiaries or any of their respective assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiary Loan Parties, except Liens created under the Loan Documents.

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

                  SECTION 3.04. Financial Condition; No Material Adverse Change.
(a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2002, reported on by KPMG, independent public accountants and (ii) as of and for the portion of the fiscal year ended September 30, 2003, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such date and for such period in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of statements referred to in clause (ii) above.

                  (b) The Borrower has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of December 31, 2003, prepared giving effect to the Restatement Transactions as if the Restatement Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by the Borrower to be reasonable), (ii) is based on the best information available to the Borrower after due inquiry and (iii) accurately reflects all adjustments necessary to give effect to the Restatement Transactions.

                  (c) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of the Borrower or its Subsidiaries has, as of the Restatement Effective Date, any material contingent liabilities, unusual long-term commitments or material unrealized losses.

                  (d) Since December 31, 2002, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole.

                  SECTION 3.05. Properties and Licenses. (a) Each of the Borrower and the Subsidiary Loan Parties has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct, in all material respects, its business as currently conducted or to utilize, in all material respects, such properties for their intended purposes.

                  (b) Each of the Borrower and the Subsidiary Loan Parties owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiary Loan Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

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

                  (c) Schedule 3.05(c) sets forth the address of each real property that is owned or leased by the Borrower or any of the Subsidiary Loan Parties as of the Restatement Effective Date after giving effect to the Restatement Transactions.

                  (d) Schedule 3.05(d) sets forth all FCC Licenses existing as of the Restatement Effective Date (and the respective holders of such FCC Licenses) and all other licenses and permits in effect as of the Restatement Effective Date that are material to the business of the Borrower and the Subsidiary Loan Parties. Each of the FCC Licenses, and each other license or permit that is material to the business of the Borrower and the Subsidiary Loan Parties, is valid and in full force and effect, and the Borrower and the Subsidiary Loan Parties are in compliance in all material respects with the terms and conditions thereof. The Borrower has the right to utilize all FCC Licenses held by the License Subsidiaries.

                  SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority (including the FCC) pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

                  (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (or, in the case of clauses (iii) and (iv) below, no director, executive, financial, legal or other officer (including Financial Officer) or general counsel of the Borrower or any of its Subsidiaries) (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

                  (c) Since the Restatement Effective Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

                  SECTION 3.07. Compliance with Laws and Agreements. (a) Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority (including the FCC) applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

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

                  (b) The Borrower is permitted under each of the 2008 Subordinated Notes Indenture, the Subordinated Exchange Debenture Indenture and the Series A Preferred Certificate of Designation to incur the Indebtedness incurred hereunder in respect of the Loans and Letters of Credit.

                  SECTION 3.08. Investment and Holding Company Status. Neither the Borrower nor any of the Subsidiary Loan Parties is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 3.09. Tax Matters. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (i) any Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (ii) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by a material amount, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by a material amount.

                  SECTION 3.11. Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

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                  SECTION 3.12. Subsidiaries. Schedule 3.12 sets forth the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Restatement Effective Date.

                  SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Borrower and the Subsidiary Loan Parties as of the Restatement Effective Date. As of the Restatement Effective Date, all premiums in respect of such insurance have been paid. The Borrower believes that the insurance maintained by or on behalf of the Borrower and the Subsidiary Loan Parties is adequate.

                  SECTION 3.14. Labor Matters. As of the Restatement Effective Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened that could reasonably be expected to result in a Material Adverse Effect. The hours worked by and payments made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

                  SECTION 3.15. Solvency. Immediately after the consummation of the Restatement Transactions to occur on the Restatement Effective Date and immediately following the making of each Loan made on the Restatement Effective Date and after giving effect to the application of the proceeds of such Loans,
(a) the fair value of the assets of the Loan Parties (taken as a whole), at a fair valuation, will exceed the debts and liabilities of the Loan Parties (taken as a whole), subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties (taken as a whole) will be greater than the amount that will be required to pay the probable liability of the debts and other liabilities of the Loan Parties (taken as a whole), subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties (taken as a whole) will be able to pay the debts and liabilities of the Loan Parties (taken as a whole), subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan Parties (taken as a whole) will not have unreasonably small capital with which to conduct the business in which the Loan Parties are engaged as such business is now conducted and is proposed to be conducted following the Restatement Effective Date.

                  SECTION 3.16. Senior Indebtedness. The Obligations constitute
(a) "Designated Senior Debt" under and as defined in the 2008 Subordinated Notes Indenture and (b) "Designated Exchange Debenture Senior Debt" under and as defined in the Subordinated Exchange Debenture Indenture.

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

                  SECTION 3.17. Security Interests. The representations and warranties in the Security Documents are true and correct in all material respects.

                                   ARTICLE IV

                                   Conditions

                  SECTION 4.01. [Intentionally Omitted]

                  SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

                  (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

                  (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

                  (c) The Administrative Agent shall have received a certificate, dated as of the date of such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit and signed by the President, Vice President or a Financial Officer of the Borrower, confirming that the Borrower and the Subsidiaries are in compliance, on a pro forma basis after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, with the debt incurrence covenants contained in Section 4.9 of the Subordinated Exchange Debenture Indenture and Section 9(a)(i) of the Series A Preferred Certificate of Designation.

Each Borrowing (excluding any Borrowing consisting solely of a continuation or conversion of an outstanding Borrowing) and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section.

                                    ARTICLE V

                              Affirmative Covenants

                  Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

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

                  SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

                  (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                  (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations of the Senior Leverage Ratio and Total Leverage Ratio as of the last day of the fiscal period covered by such financial statements and demonstrating compliance with Sections 6.13, 6.14, 6.15, 6.16 and 6.17 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in
Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) within 45 days after the commencement of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental

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

Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

                  (f) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

                  SECTION 5.02. Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

                  (a) the occurrence of any Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof or any FCC License that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the occurrence of any ERISA Event; and

                  (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  SECTION 5.03. Information Regarding Collateral. (a) The Borrower will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or type of organization or corporate structure, (iv) in any Loan Party's Federal Taxpayer Identification Number or other organizational identification number or (v) in any Loan Party's jurisdiction of organization. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

                  (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of
Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate executed by a Financial Officer and

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the chief legal officer of the Borrower (i) setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Restatement Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that the Borrower has delivered to the Administrative Agent all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral for filing of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Collateral Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

                  SECTION 5.04. Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

                  SECTION 5.05. Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.06. Maintenance of Properties. The Borrower will, and will cause each of the Subsidiary Loan Parties to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  SECTION 5.07. Insurance. The Borrower will, and will cause each of the Subsidiary Loan Parties to, maintain, with financially sound and reputable insurance companies, (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Security Documents. The Borrower will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

                  SECTION 5.08. Casualty and Condemnation. The Borrower (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any

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casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of the Security Documents.

                  SECTION 5.09. Books and Records; Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested (it being hereby understood and agreed that, unless a Default has occurred and is continuing, any such visit, inspection or examination shall be at the sole expense of the Administrative Agent or such Lender, as applicable).

                  SECTION 5.10. Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority (including the FCC) applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.11. Use of Proceeds and Letters of Credit. The proceeds of the Loans (other than the Tranche C Term Loans and the Tranche D Term Loans) will be used only for (a) the repayment of all amounts owing under the Old Credit Agreement, (b) the payment of amounts payable under the Acquisition Documents as consideration for the Acquisitions, (c) the payment of Transaction Costs, (d) the payment of amounts payable as consideration for Permitted Acquisitions (other than the Acquisitions) and any fees or expenses incurred by the Borrower and the Subsidiary Loan Parties in connection with such Permitted Acquisitions and (e) to the extent of the excess, general corporate purposes, including Capital Expenditures. The proceeds of the Tranche C Term Loans will be used only (a) to prepay Tranche B Term Loans outstanding on April 30, 2003, (b) to repurchase the 2008 Subordinated Notes tendered (and not withdrawn) pursuant to the Debt Tender Offer and, after the completion of the Debt Tender Offer, pursuant to Section 6.08(b)(vii), (c) for the payment of amounts payable as consideration for the Nashville Acquisition, (d) for the repurchase of outstanding shares of the Series A Preferred Stock, in an amount not exceeding $11,000,000 (it being understood and agreed that any shares of Series A Preferred Stock purchased pursuant to this clause (d) shall be immediately retired and canceled by the Borrower) and (e) to the extent of the excess, for general corporate purposes. The proceeds of the Tranche D Term Loans will be used only to prepay Tranche C Term Loans outstanding on the Restatement Effective Date. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including

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Regulations T, U and X. Letters of Credit will be issued only to support obligations of the Borrower and the Subsidiary Loan Parties in the ordinary course of business.

                  SECTION 5.12. Additional Subsidiaries. If any additional Subsidiary is formed or acquired after the Restatement Effective Date, the Borrower will, within 30 days after such Subsidiary is formed or acquired, notify the Administrative Agent thereof and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

                  SECTION 5.13. Further Assurances. (a) The Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

                  (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by the Borrower or any Subsidiary Loan Party after the Restatement Effective Date (other than assets constituting Collateral under the Collateral Agreement that become subject to the Lien of the Collateral Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if reasonably requested by the Administrative Agent or the Required Lenders (or, in the case of any real property or improvements thereto or any interest therein, if agreed to by the Administrative Agent and the Borrower), the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

                                   ARTICLE VI

                               Negative Covenants

                  Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

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                  SECTION 6.01. Indebtedness; Certain Equity Securities. (a) The
Borrower will not, and will not permit any Subsidiary Loan Party to, create, incur, assume or permit to exist any Indebtedness, except:

                           (i) Indebtedness created under the Loan Documents
                  (including Indebtedness under any Incremental Facilities incurred in compliance with Section 2.19);

                           (ii) Indebtedness existing on the Effective Date and
                  set forth in Schedule 6.01 (other than 2008 Subordinated Notes purchased in the Debt Tender Offer) and extensions, renewals, replacements or refinancings of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (A) the terms of any extension, renewal, replacement or refinancing shall be satisfactory to the Administrative Agent and (B) any Indebtedness in respect of any extension, renewal, replacement or refinancing of any 2008 Subordinated Notes that remain outstanding after April 30, 2003, shall be subordinate to the Obligations on terms no less favorable to the Lenders than the subordination provisions of the 2008 Subordinated Notes;

                           (iii) Indebtedness of the Borrower to any Subsidiary
                  Loan Party and of any Subsidiary Loan Party to the Borrower or any other Subsidiary Loan Party;

                           (iv) Guarantees by the Borrower of Indebtedness of
                  any Subsidiary and by any Subsidiary Loan Party of Indebtedness of the Borrower or any other Subsidiary; provided that Guarantees by the Borrower or any Subsidiary Loan Party of Indebtedness of any Excluded Subsidiary shall be subject to
                  Section 6.04;

                           (v) Indebtedness of the Borrower or any Subsidiary
                  Loan Party incurred to finance the acquisition, construction or improvement by it of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $25,000,000 at any time outstanding;

                           (vi) Indebtedness of any Person that becomes a
                  Subsidiary Loan Party after the Effective Date; provided that
                  (A) such Indebtedness exists

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                  at the time such Person becomes a Subsidiary and is not
                  created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $15,000,000 at any time outstanding;

                           (vii) Indebtedness in respect of the Subordinated
                  Exchange Debentures or other Indebtedness of the Borrower incurred to refinance the outstanding shares of Series A Preferred Stock; provided that (A) the aggregate principal amount of such Indebtedness shall not exceed the aggregate liquidation preference of the outstanding shares of Series A Preferred Stock being so refinanced, (B) such Indebtedness shall be subordinate to the Obligations on terms no less favorable to the Lenders than the subordination provisions set forth in the Subordinated Exchange Debenture Indenture, (C) such Indebtedness shall mature on a date that is at least six months after the Tranche D Maturity Date, (D) the terms of such Indebtedness shall be reasonably satisfactory to the Administrative Agent and (E) no Default shall have occurred and be continuing or would result from the incurrence of such Indebtedness and the Borrower shall be in compliance, on a pro forma basis after giving effect to such incurrence, with the covenants contained in Sections 6.13, 6.14, 6.15 and 6.16 recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available as if such incurrence had occurred on the first day of such period;

                           (viii) Permitted Subordinated Debt; and

                           (ix) other unsecured Indebtedness of the Borrower and
                  the Subsidiary Loan Parties in an aggregate principal amount not exceeding $25,000,000 at any time outstanding.

                  (b) The Borrower will not, nor will it permit any Subsidiary Loan Party to, issue any preferred Equity Interests, except that the Borrower may issue (i) shares of Series A Preferred Stock pursuant to Section 3 of the Series A Preferred Certificate of Designation and (ii) any other preferred Equity Interest that does not constitute a Disqualified Equity Interest.

                  SECTION 6.02. Liens. The Borrower will not, and will not permit any Subsidiary Loan Party to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (a) Liens created under the Loan Documents;

                  (b) Permitted Encumbrances;

                  (c) any Lien on any property or asset of the Borrower or any Subsidiary Loan Party existing on the Effective Date and set forth in Schedule 6.02; provided that (i)

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

such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary Loan Party and (ii) such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                  (d) any Lien existing on any property or asset (other than properties or assets acquired pursuant to the Acquisitions) prior to the acquisition thereof by the Borrower or any Subsidiary Loan Party or existing on any property or asset of any Person that becomes a Subsidiary after the Effective Date prior to the time such Person becomes a Subsidiary; provided that
(i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary Loan Party and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof or result in earlier maturity date or decreased weighted average life thereof; and

                  (e) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (v) of Section 6.01(a), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary Loan Party.

                  SECTION 6.03. Fundamental Changes. (a) The Borrower will not, and will not permit any Subsidiary Loan Party to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) the Borrower may merge into a wholly owned Subsidiary of the Borrower for the sole purpose of effecting a change in the jurisdiction of organization of the Borrower, provided that (A) such Subsidiary is not a Foreign Subsidiary, (B) such Subsidiary is a corporation organized for the sole purpose of effecting a change in the jurisdiction of organization of the Borrower and, prior to the consummation of such merger, owns no Equity Interests in any entity, (C) after giving effect to such merger, such Subsidiary shall be the surviving entity and, for purposes of this Agreement and the other Loan Documents, shall be deemed to be the "Borrower" and shall succeed to the rights and obligations of the Borrower under this Agreement and the other Loan Documents, and such Subsidiary shall enter into an instrument in form and substance reasonably satisfactory to the Administrative Agent stating that it has become the "Borrower" and has succeeded to the rights and obligations of the Borrower under this Agreement and the other Loan Documents, (D) immediately after giving effect to such merger, each Person that was a shareholder of the Borrower prior to the consummation of such merger shall

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become a shareholder of such Subsidiary, and each such Person shall own Equity
Interests in the reorganized Borrower having an aggregate voting power equal to those Equity Interests in the Borrower held by such Person prior to such merger,
(E) the Administrative Agent shall have received notice of such merger 30 days prior to the consummation of such merger, (F) prior to the consummation of such merger, the Borrower shall have taken all actions necessary pursuant to Section
5.13 to cause the Collateral and Guarantee Requirement to be and remain satisfied after giving effect to the merger and (G) the Borrower and such Subsidiary shall deliver all legal opinions relating to the matters set forth in the preceding clauses (A) through (F) as may be reasonably requested by the Administrative Agent, (iii) any Subsidiary Loan Party may merge into any Subsidiary Loan Party in a transaction in which the surviving entity is a Subsidiary Loan Party, (iv) the Borrower may permit another Person to merge into it in order to effect a Permitted Acquisition in which the Borrower is the surviving entity, (v) a Subsidiary Loan Party may merge into another Person, or may permit another Person to merge into it, in order to effect a Permitted Acquisition in which the surviving entity is a Subsidiary Loan Party and (vi) any Subsidiary Loan Party (other than a License Subsidiary) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

                  (b) The Borrower will not, and will not permit any of the Subsidiary Loan Parties to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and the Subsidiary Loan Parties on the Effective Date and businesses reasonably related thereto.

                  SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of the Subsidiary Loan Parties to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

                  (a) the Acquisitions and the Nashville Acquisition;

                  (b) Permitted Investments;

                  (c) investments existing on the Effective Date and set forth on Schedule 6.04;

                  (d) investments by the Borrower and the Subsidiary Loan Parties in Equity Interests in their respective Subsidiaries; provided that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Collateral Agreement (subject to the

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

limitations applicable to common stock of a Foreign Subsidiary referred to in the definition of "Collateral and Guarantee Requirement") and (ii) the aggregate amount of investments by the Loan Parties in, and loans and advances by Loan Parties to, and Guarantees by Loan Parties of Indebtedness of, Excluded Subsidiaries (including all such investments, loans, advances and Guarantees existing or made on the Effective Date) shall not exceed $15,000,000 at any time outstanding;

                  (e) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary Loan Party to the Borrower or any other Subsidiary; provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note and shall be pledged pursuant to the Collateral Agreement and (ii) the amount of such loans and advances made by the Loan Parties to Excluded Subsidiaries shall be subject to the limitation set forth in clause (d) above;

                  (f) Guarantees constituting Indebtedness permitted by Section 6.01; provided that (i) a Subsidiary shall not Guarantee any Indebtedness of the Borrower unless (A) such Subsidiary also has Guaranteed the Obligations pursuant to the Collateral Agreement, (B) if such Indebtedness is subordinated to the Obligations, then such Guarantee of such Indebtedness also shall be subordinate to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of such Indebtedness and (C) such Guarantee of such Indebtedness provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations, and (ii) the aggregate principal amount of Indebtedness of Excluded Subsidiaries that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (d) above;

                  (g) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                  (h) Permitted Acquisitions (other than the Acquisitions and the Nashville Acquisition); provided that the consideration for each Permitted Acquisition shall consist solely of cash, Equity Interests of the Borrower, the assumption of Indebtedness of the acquired Person or encumbering the acquired assets or Indebtedness referred to in clause (vi) of Section 6.01(a) or a combination thereof (and, if such Permitted Acquisition is or includes an Asset Swap Transaction, a Broadcasting Asset or all the Equity Interests in a Subsidiary owning a Broadcasting Asset);

                  (i) Hedging Agreements permitted under Section 6.07; and

                  (j) loans and advances to employees of any Loan Party in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount for all such Loan Parties not to exceed $10,000,000 at any time outstanding.

                  SECTION 6.05. Asset Sales. The Borrower will not, and will not permit any of the Subsidiary Loan Parties to, sell, transfer, lease or otherwise dispose of any

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

asset, including any Equity Interest owned by it, nor will the Borrower permit any of the Subsidiary Loan Parties to issue any additional Equity Interest in such Subsidiary, except:

                  (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

                  (b) sales, transfers and dispositions to the Borrower or a Subsidiary; provided that any such sales, transfers or dispositions to an Excluded Subsidiary shall be made in compliance with Section 6.09;

                  (c) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary Loan Party) that are not permitted by any other clause of this Section; provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (c) shall not exceed (i) $20,000,000 during the fiscal year of the Borrower ending on December 31, 2002, (ii) $25,000,000 during any fiscal year of the Borrower ending thereafter and (iii) $100,000,000 in the aggregate on a cumulative basis from the Effective Date;

                  (d) sales of fixed or capital assets pursuant to sale and lease-back transactions, to the extent expressly permitted by Section 6.06; and

                  (e) any Asset Swap Transaction; provided that to the extent that any consideration (other than a Broadcasting Asset or all the Equity Interests in a Person or group of affiliated Persons owning a Broadcasting Asset) is received by any Loan Party in connection with such transaction, such transaction shall be treated as a sale of the relevant assets that must comply with clause (c) above;

provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (b) above) shall be made for fair value and (other than those permitted by clause (b) and (e) above) solely for cash consideration.

                  SECTION 6.06. Sale and Leaseback Transactions. The Borrower will not, and will not permit any of the Subsidiary Loan Parties to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets (other than assets acquired pursuant to the Acquisitions or any other Permitted Acquisition) that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 90 days after the Borrower or such Subsidiary Loan Party acquires or completes the construction of such fixed or capital asset.

                  SECTION 6.07. Hedging Agreements. The Borrower will not, and will not permit any of the Subsidiary Loan Parties to, enter into any Hedging Agreement, other than (a) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary Loan Party is exposed in the conduct of its business or the management of its liabilities and (b) Hedging

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Agreements entered into in order to effectively exchange interest rates (from fixed to floating rates or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary Loan Party.

                  SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) The Borrower will not, and will not permit any of the Subsidiary Loan Parties to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except, to the extent that no Default has occurred and is continuing or would result therefrom:

                           (i) the Borrower may declare and pay dividends with
                  respect to its Equity Interests payable solely in additional Equity Interests of the same class;

                           (ii) the Borrower may declare and pay cash dividends
                  with respect to any outstanding shares of Series A Preferred Stock, provided that the aggregate amount of such cash dividends paid by the Borrower from the Effective Date to July 1, 2003 shall not exceed the sum of (A) $21,000,000 plus (B) Excess Cash Flow for the fiscal year ending December 31, 2002 plus (C) the Net Proceeds received by the Borrower in respect of the issuance by the Borrower of additional Equity Interests to the extent not otherwise used for Permitted Acquisitions or the purchase, redemption or retirement of the 2008 Subordinated Notes pursuant to clause (v) of Section 6.08(b);

                           (iii) Subsidiary Loan Parties may declare and pay
                  dividends ratably with respect to their Equity Interests;

                           (iv) the Borrower may make Restricted Payments, not
                  exceeding $500,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries;

                           (v) the Borrower may make Restricted Payments for the
                  purpose of purchasing, redeeming or refinancing the shares of Series A Preferred Stock in an amount not exceeding $11,000,000 (it being understood and agreed that any shares of Series A Preferred Stock purchased or redeemed pursuant to this clause (v) shall immediately be canceled by the Borrower); and

                           (vi) the Borrower may make Restricted Payments in
                  cash, not exceeding $15,000,000, for the purpose of purchasing or redeeming shares of the Borrower's common stock; provided that if the Total Leverage Ratio shall be less than 4.50 to 1.00, on a pro forma basis after giving effect to such Restricted Payment, then the Borrower may make additional Restricted Payments pursuant to this clause (vi) in excess of $15,000,000; provided further that the aggregate amount of all such Restricted Payments pursuant to this clause (vi) on a cumulative basis after April 30, 2003 during the term of this Agreement shall not exceed $30,000,000.

                  (b) The Borrower will not, nor will it permit any Subsidiary Loan Party to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

                           (i) payment or prepayment of Indebtedness created
                  under the Loan Documents;

                           (ii) payment of regularly scheduled interest and
                  principal payments as and when due in respect of any Indebtedness permitted by Section 6.01;

                           (iii) refinancings of Indebtedness to the extent
                  permitted by Section 6.01;

                           (iv) payment of secured Indebtedness that becomes due
                  as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                           (v) payments, in an aggregate amount not to exceed
                  the sum of (A) the Net Proceeds received by the Borrower in respect of the issuance by the Borrower of additional Equity Interests to the extent not otherwise used for Permitted Acquisitions or the payment of cash dividends in respect of the Series A Preferred Stock pursuant to clause (ii) of
                  Section 6.08(a) plus (B) Excess Cash Flow for each fiscal year beginning with the fiscal year ending December 31, 2003, to the extent not otherwise used to prepay Term Borrowings in accordance with Section 2.10(d), or for the purpose of purchasing, redeeming or retiring the 2008 Subordinated Notes or Permitted Subordinated Debt (it being understood and agreed that any 2008 Subordinated Notes or Permitted Subordinated Debt purchased pursuant to this clause (v) shall immediately be canceled by the Borrower);

                           (vi) purchase of 2008 Subordinated Notes accepted for
                  payment pursuant to the Debt Tender Offer on April 30, 2003 (it being understood and agreed that any 2008 Subordinated Notes purchased pursuant to this clause (vi) shall immediately be canceled by the Borrower); and

                           (vii) payments in respect of the purchase, redemption
                  or retirement of any 2008 Subordinated Notes that remain outstanding after April 30, 2003, with the proceeds of the Tranche C Term Loans (it being understood and agreed that any 2008 Subordinated Notes purchased pursuant to this clause (vii) shall immediately be canceled by the Borrower); provided that proceeds of the Tranche C Term Loans in an amount equal to or greater than the cumulative amount of such payments (minus any amounts released from such escrow upon the request of the Borrower to be used for purposes permitted under Section 5.11 (other than the purchase, redemption or retirement of any 2008 Subordinated Notes pursuant to this clause (vii)), which amounts shall be released promptly by the Administrative Agent unless an Event of Default has occurred or is continuing) shall have been deposited in an account maintained by the Administrative Agent on April 30, 2003 and shall remain in escrow prior to such purchase, redemption or retirement; provided further that the Borrower will not be required to deposit into escrow any proceeds of the Tranche C Term Loans pursuant to this clause
                  (vii) if the aggregate principal amount of the 2008 Subordinated Notes outstanding on April 30, 2003 is not more than $19,000,000.

                  SECTION 6.09. Transactions with Affiliates. The Borrower will not, and will not permit any of the Subsidiary Loan Parties to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary Loan Party than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and Subsidiary Loan Parties not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.08(a) (other than clause (v) thereof).

                  SECTION 6.10. Restrictive Agreements. The Borrower will not, and will not permit any of the Subsidiary Loan Parties to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary Loan Party to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary Loan Party to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary Loan Party or to Guarantee Indebtedness of the Borrower or any other Subsidiary Loan Party; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the Effective Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause
(a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

                  SECTION 6.11. FCC Licenses and License Subsidiaries. The Borrower will not permit any FCC License (other than the FCC License for the commercial radio broadcast station WQQK(FM) in Hendersonville, Tennessee) to be owned or acquired by any Person other than a corporation organized under the laws of a jurisdiction in the United States that (a) is a Subsidiary Loan Party and is wholly owned directly by a Loan Party, (b) does not engage in any business or activity other than the ownership of one or more FCC Licenses and activities incidental thereto, (c) does not own or acquire any assets other than one or more FCC Licenses, cash and Permitted Investments and (d) does not have or incur any Indebtedness or other liabilities other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities (any corporation satisfying the foregoing requirements, a "License Subsidiary"). The FCC License for the commercial radio broadcast station WQQK(FM) in Hendersonville, Tennessee, may be owned by Phoenix of Hendersonville, Inc., provided that Phoenix of Hendersonville, Inc. (i) is a Subsidiary Loan Party and is wholly owned directly by a Loan Party and (ii) does not have or incur any Indebtedness or other liabilities other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and the ownership of an FCC License.

                  SECTION 6.12. Amendment of Material Documents. The Borrower will not, nor will it permit any Subsidiary Loan Party to, amend, modify or waive any of its rights under (a) its certificate of incorporation, by-laws or other organizational documents, (b) any indenture, credit agreement or other document entered into to evidence or govern the terms of any Indebtedness identified on Schedule 6.01 (including the 2008 Subordinated Notes Indenture (other than as contemplated by the Debt Tender Offer) and the Subordinated Exchange Debenture Indenture) or permitted to be created, incurred or assumed pursuant to Section 6.01 and, in each case, any indenture, credit agreement or other document entered into with respect to any extension, renewal, replacement or refinancing thereof or (c) any Acquisition Documents, in each case except for any such amendment, modification or waiver that, in the reasonable judgment of the Administrative Agent, would not, in any material respect, adversely affect the interests of the Lenders.

                  SECTION 6.13. Interest Expense Coverage Ratio. The Borrower will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense, in each case for any period of four consecutive fiscal quarters ending on any date during any period set forth below, to be less than the ratio set forth below opposite the period:

                    Period                                                      Ratio
-------------------------------------------------                           ------------
Restatement Effective Date through and including                            1.75 to 1.00
December 31, 2005

January 1, 2006 through and including                                       2.00 to 1.00
December 31, 2006

January 1, 2007 through and including                                       2.25 to 1.00

                    Period                                                      Ratio
-------------------------------------------------                           ------------
December 31, 2007

January 1, 2008 and thereafter                                              2.50 to 1.00

                  SECTION 6.14. Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio as of any date during any period set forth below to exceed the ratio set forth below opposite such period:

               Period                                                          Ratio
-------------------------------------------------                           ------------
Restatement Effective Date through                                          6.00 to 1.00
December 31, 2004

January 1, 2005 and thereafter                                              5.00 to 1.00

                  SECTION 6.15. Senior Leverage Ratio. The Borrower will not permit the Senior Leverage Ratio as of any date during any period set forth below to exceed the ratio set forth below opposite such period:

                         Period                                                Ratio
-------------------------------------------------                           ------------
Restatement Effective Date through                                          5.25 to 1.00
September 30, 2004

October 1, 2004 through December 31, 2004                                   4.75 to 1.00

January 1, 2005 through December 31, 2005                                   4.00 to 1.00

January 1, 2006 through December 31, 2006                                   3.50 to 1.00

January 1, 2007 and thereafter                                              3.00 to 1.00

                  SECTION 6.16. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Fixed Charges, in each case for any period of four consecutive fiscal quarters, to be less than 1.20 to 1.00.

                  SECTION 6.17. Capital Expenditures. The Borrower will not, nor will it permit any of the Subsidiary Loan Parties to, make or commit to make any Capital Expenditures, except (a) Capital Expenditures of the Borrower and the Subsidiary Loan Parties in the ordinary course of business not exceeding in any fiscal year of the Borrower the sum of (i) Maintenance Capital Expenditures for such fiscal year plus (ii) up to an aggregate amount not to exceed $5,000,000 during such fiscal year to obtain, and build pursuant to, construction permits in the markets in which the Borrower or any Subsidiary Loan Party owns and operates a radio broadcast station, (b) Capital

Expenditures consisting of one-time technology investments of up to $50,000 for each radio broadcast station owned and operated by the Borrower or any Subsidiary Loan Party, (c) Capital Expenditures for the one-time consolidation of physical facilities within a radio market, including remodelings, relocations, expansions and new building and tower construction, in an aggregate amount of up to $20,000,000 in any fiscal year and (d) Capital Expenditures made with the proceeds of any Reinvestment Amount.

                  SECTION 6.18. Excluded Subsidiaries. (a) The Borrower will not permit any Excluded Subsidiary to (i) own or hold any Lien on any property of the Borrower or any Subsidiary Loan Party, (ii) incur any Indebtedness that is not Non-Recourse Debt, (iii) enter into any agreement, contract, arrangement or understanding with the Borrower or any Subsidiary Loan Party that is not expressly permitted by Section 6.09 or (iv) directly or indirectly own any Indebtedness of or Equity Interests in, or have any other investments in, the Borrower or any Subsidiary Loan Party.

                  (b) Each Excluded Subsidiary shall be a Person with respect to which neither the Borrower nor any Subsidiary Loan Party has any direct or indirect obligation to (i) subscribe for additional Equity Interests, (ii) maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results or (iii) except to the extent permitted by Section 6.04, otherwise guarantee performance or payment of any obligations of such Person.

                  (c) If, at any time, any Excluded Subsidiary fails to meet the requirements set forth in paragraphs (a) and (b) of this Section, such Subsidiary shall thereafter cease to be an Excluded Subsidiary for purposes of this Agreement and, as of such date, (i) any Indebtedness of such Subsidiary shall be deemed to be incurred by a Subsidiary Loan Party, (ii) any Liens on the property of such Subsidiary shall be deemed to be Liens on the property of a Subsidiary Loan Party, (iii) any investments in such Subsidiary shall be deemed to be investments in a Subsidiary Loan Party as of such date (and, if such Indebtedness, investments or Liens are not permitted to be incurred or to exist pursuant to this Agreement, the Borrower shall be in default hereunder) and (iv) the Borrower shall promptly comply with the requirements of Section 5.12 and
5.13 with respect to such Subsidiary.

                                  ARTICLE VII

                                Events of Default

                  If any of the following events ("Events of Default") shall occur:

                  (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

                  (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

                  (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the Borrower's existence) or 5.11 or in Article VI;

                  (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

                  (f) the Borrower or any Subsidiary Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

                  (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after the expiration of any applicable cure or grace period) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (i) the Borrower or any Subsidiary Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (j) the Borrower or any Subsidiary Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (k) one or more judgments for the payment of money in an aggregate amount in excess of $15,000,000 shall be rendered against the Borrower, any Subsidiary Loan Party or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary Loan Party to enforce any such judgment;

                  (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

                  (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on (i) any material Collateral or (ii) any nonmaterial Collateral to the extent that (within 30 days after the date on which such Lien ceases to be, or is asserted by any Loan Party not to be, a valid and perfected
Lien) a valid and perfected Lien is not created on such Collateral, in each case with the priority required by the applicable Security Document, except (A) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (B) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under any Security Document;

                  (n) the loss, revocation, suspension or material impairment of any material FCC License shall occur; or

                  (o) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the

Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VIII

                            The Administrative Agent

                  Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

                  The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor to the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor; provided that no such consultation with the Borrower shall be required if a Default has occurred and is continuing. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX

                                  Miscellaneous

                  SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                           (i) if to the Borrower, to it at Cumulus Media Inc.,
                  3535 Piedmont Road, Building 14, 14th Floor, Atlanta, Georgia 30305, Attention of General Counsel and Chief Financial Officer (Telecopy No. (404) 443-0742);

                           (ii) if to the Administrative Agent, to JPMorgan
                  Chase Bank, Loan and Agency Services Group, 600 Travis Street, 10th Floor, Houston, Texas 77002-8039, Attention of Ms. Gloria Javier (Telecopy No. (713) 750-2878), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of Ms. Joan Fitzgibbon (Telecopy No. (212) 270-4164);

                           (iii) if to the Issuing Bank, to it at JPMorgan Chase
                  Bank, in care of JPMorgan Treasury Services, 10420 Highland Manor Drive, 4th Floor, Tampa, Florida 33610, Attention of Standby LC Department (Telecopy No. (813) 432-5161), with copies to JPMorgan Chase Bank, Loan and Agency Services Group, 600 Travis Street, 10th Floor, Houston, Texas 77002-8039, Attention of Ms. Gloria Javier (Telecopy No. (713) 750-2878) and to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of Ms. Joan Fitzgibbon (Telecopy No.
                  (212) 270-4164); and

                           (iv) if to any other Lender, to it at its address (or
                  telecopy number) set forth in its Administrative
                  Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) Except as provided in Section 2.19 with respect to an Incremental Facility Amendment, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, or any scheduled date of payment of the principal amount of any Term Loan under Section 2.09, or any scheduled reduction in the aggregate principal amount of the Revolving Commitments under Section 2.07, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the percentage set forth in the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be),

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(vi) release any Subsidiary Loan Party from its Guarantee under the Collateral
Agreement (except as expressly provided in the Collateral Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or substantially all of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class (in addition to any consent required under any other clause of this Section) or (ix) change the rights of the Tranche B Lenders to decline mandatory prepayments as provided in Section 2.10, without the written consent of Tranche B Lenders holding a majority of the outstanding Tranche B Term Loans; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Incremental Revolving Lenders, the Tranche A Lenders, the Tranche B Lenders and the Incremental Term Lenders), the Incremental Revolving Lenders (but not the Revolving Lenders, the Tranche A Lenders, the Tranche B Lenders and the Incremental Term Lenders), the Tranche A Lenders (but not the Revolving Lenders, the Incremental Revolving Lenders, the Tranche B Lenders and the Incremental Term Lenders), the Tranche B Lenders (but not the Revolving Lenders, the Incremental Revolving Lenders, the Tranche A Lenders and the Incremental Term Lenders) or the Incremental Term Lenders (but not the Revolving Lenders, the Incremental Revolving Lenders, the Tranche A Lenders and the Tranche B Lenders) may be effected by an agreement or agreements in writing entered into by the Borrower and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower, the Required Lenders and the Administrative Agent (and, if its rights or obligations are affected thereby, the Issuing Bank) if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

                  SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment

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thereunder and (iii) all reasonable out-of-pocket expenses incurred by the
Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                  (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property currently or formerly owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

                  (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual

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damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable promptly after written demand therefor.

                  SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that
(i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder (other than as expressly provided in clause (ii) of Section 6.03(a)) without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assignees permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) (i) Subject to the conditions set forth in paragraph
(b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

                  (A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing, any other assignee;

                  (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of (1) any Revolving Commitment to an assignee that is a Lender with a Revolving Commitment immediately prior to giving effect to such assignment or (2) a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and

                  (C) in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Bank.

                  (ii) Assignments shall be subject to the following additional conditions:

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                  (A) except in the case of an assignment to a Lender, an
         Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent), unless each of the Borrower and the Administrative Agent otherwise consents, shall not be less than $5,000,000 (or $1,000,000 in the case of the Tranche D Term Loans); provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing;

                  (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans;

                  (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (with only one such fee payable in connection with simultaneous assignments to or by two or more Approved Funds); and

                  (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

                  For purposes of this Section 9.04(b), the term "Approved Fund" has the following meaning:

                  "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of that Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

            (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 9.04.

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            (iv) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this Section 9.04(b) and any written consent to such assignment required by this Section 9.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (c) (i) Any Lender may, without the consent of or notice to the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i), (ii), (iii) or (iv) of the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph
(c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender.

                  (ii) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to

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such Participant is made with the Borrower's prior written consent. A
Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.16(e) as though it were a Lender.

                  (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. In the case of any Lender that is a fund that invests in bank loans, such Lender may, without the consent of the Borrower or the Administrative Agent, assign or pledge all or any portion of its rights (but not obligations) under this Agreement, including the Loans and any notes or any other instrument evidencing its rights as a Lender under this Agreement, to any holder of, trustee for, or any other representative of holders of, obligations owed or securities issued by such fund, as security for such obligations or securities; provided that any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this Section 9.04 concerning assignments.

                  SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written,

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relating to the subject matter hereof. This Agreement shall become effective as provided in the Amendment and Restatement Agreement.

                  SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

                  (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

                  (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the

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fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed
(a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or rating agency, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower, (h) to any direct or indirect contractual counterparty in any swap, hedge or similar agreement or such contractual counterparty's professional advisor to such contractual counterparty, so long as such contractual counterparty or such professional advisor agrees to be bound by the provisions of this Section, or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach

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of this Section or (ii) becomes available to the Administrative Agent, the
Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                  SECTION 9.14. Existing Credit Agreement; Effectiveness of Amendment and Restatement. Until this Agreement becomes effective in accordance with the terms of the Amendment and Restatement Agreement, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby. After the Restatement Effective Date, all obligations of the Borrower under the Existing Credit Agreement shall become obligations of the Borrower hereunder, secured by the Security Documents, and the provisions of the Existing Credit Agreement shall be superseded by the provisions hereof.

                                                                  CONFORMED COPY

                        AMENDMENT AND RESTATEMENT AGREEMENT dated as of January
                  29, 2004, among CUMULUS MEDIA INC., a Delaware corporation (the "Borrower"), the Lenders party hereto and JPMORGAN CHASE BANK, as Administrative Agent under the Credit Agreement dated as of March 28, 2002, as amended and restated as of April 28, 2003 (as amended, supplemented and modified and in effect on the date hereof, the "Existing Credit Agreement"), among the Borrower, the lenders referred to therein and the Administrative Agent.

            WHEREAS, the Borrower has requested, and the Required Restatement Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Renewing Tranche C Lenders and the Additional Tranche D Lenders extend credit in the form of Tranche D Term Loans on the Restatement Effective Date, in an aggregate principal amount equal to $322,562,500 and (b) the Existing Credit Agreement be amended and restated as provided herein;

            NOW, THEREFORE, the Borrower, the Required Restatement Lenders and the Administrative Agent hereby agree as follows:

            SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below, except that the term "Tranche C Lender" has the meaning assigned to such term in the Existing Credit Agreement. As used in this Agreement, "Required Restatement Lenders" means, at any time, (a) Lenders under the Existing Credit Agreement having Revolving Exposures, Tranche A Term Loans, Tranche C Term Loans and unused Revolving Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Tranche A Term Loans, outstanding Tranche C Term Loans and unused Revolving Commitments at such time,
(b) Lenders under the Existing Credit Agreement having Tranche A Term Loans representing more than 50% of the sum of the outstanding Tranche A Term Loans at such time (the lenders referred to in clauses (a) and (b), the "Consenting Lenders"), (c) the Renewing Tranche C Lenders referred to below and (iv) the Additional Tranche D Lenders referred to below.

            SECTION 2. Restatement Effective Date. (a) The transactions provided for in Sections 3 through 5 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the Borrower and the Administrative Agent shall agree upon.

            (b) The "Restatement Effective Date" shall be specified by the Borrower, and shall be a date not later than January 29, 2004, as of which all the conditions set forth or referred to in Section 6 hereof shall have been satisfied. The Borrower shall give not less than one Business Day's written notice proposing a date as the Restatement Effective Date to the Administrative Agent, and the Administrative Agent shall notify the Lenders thereof. This Agreement shall terminate at 5:00 p.m., New York City time, on January 29, 2004, if the Restatement Effective Date shall not have occurred at or prior to such time.

            SECTION 3. Tranche D Term Loans; Prepayment of Tranche C Term Loans.
(a) Each existing Tranche C Lender (in each case, an "Existing Tranche C Lender") that executes and delivers this Agreement specifically in the capacity of a renewing Lender (a "Renewing Tranche C Lender") will be deemed upon the Restatement Effective Date to have agreed to the terms of this Agreement and to have made a commitment to make Tranche D Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Renewing Tranche C Lender's Tranche C Term Loans outstanding immediately prior to the Restatement Effective Date (collectively, such Lender's "Existing Tranche C Term Loans"). Each Person (other than a Renewing Tranche C Lender in its capacity as such) that agrees to make Tranche D Term Loans (an "Additional Tranche D Lender" and, together with the Renewing Tranche C Lenders, the "Tranche D Lenders") will, on the Restatement Effective Date, make such Tranche D Term Loans to the Borrower in the manner contemplated by paragraph (c) of this Section.

            (b) Subject to the terms and conditions set forth herein, each Tranche D Lender agrees to make a Tranche D Term Loan to the Borrower on the Restatement Effective Date in a principal amount equal to its Tranche D Commitment. For purposes hereof, a Person shall become an Additional Tranche D Lender and a party to the Restated Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the Restatement Effective Date, a signature page to this Agreement. The "Tranche D Commitment" (x) of any Renewing Tranche C Lender will be such amount (not in excess of the amount of its Existing Tranche C Term Loans) as is determined by J.P. Morgan Securities Inc. and set forth on Schedule 1 hereto and (y) of any Additional Tranche D Lender will be the amount of such commitment set forth on Schedule 1 hereto. The commitments of the Renewing Tranche C Lenders and the Additional Tranche D Lenders are several and no such Lender will be responsible for any other Lender's failure to make Tranche D Term Loans.

            (c) Each Renewing Tranche C Lender and each Additional Tranche D Lender will make Tranche D Term Loans on the Restatement Effective Date by (i) exchanging its Existing Tranche C Term Loans, if any, for Tranche D Term Loans in an equal principal amount (to the extent the amounts of such Existing Tranche C Term Loans, if any, do not exceed the Tranche D Commitment of such Lender) and
(ii) transferring to the Administrative Agent, in the manner contemplated by
Section 2.05 of the Restated Credit Agreement, an amount equal to the excess, if any, of its Tranche D Commitment over the principal amount of its Existing Tranche C Term Loans exchanged pursuant to clause (i) above.

            (d) The Tranche D Term Loans shall be made on the Restatement Effective Date as Eurodollar Borrowings. The provisions of Sections 2.02 and
2.05 of the Restated Credit Agreement shall apply for all purposes of making the Tranche D Term Loans, except as otherwise provided herein.

            (e) The Borrower hereby irrevocably authorizes and directs the Administrative Agent to apply the proceeds of the Tranche D Term Loans received by the Administrative Agent on the Restatement Effective Date to repay, pursuant to

Section 2.10(a) of the Existing Credit Agreement, all Tranche C Term Loans outstanding as of such date (other than those exchanged for Tranche D Term Loans as provided above). On the Restatement Effective Date the Borrower shall pay accrued and unpaid interest on the Tranche C Term Loans (including those exchanged for Tranche D Term Loans as provided above), or any other amounts (including amounts under Section 2.15 of the Existing Credit Agreement) owing in respect of the, Tranche C Term Loans. The exchange of all or any portion of a Tranche C Term Loan for a Tranche D Term Loan shall be treated as a repayment thereof for purposes of Section 2.15 of the Existing Credit Agreement.

            (f) Unless the Administrative Agent shall have received notice from a Tranche D Lender prior to the Restatement Effective Date that such Tranche D Lender will not make available to the Administrative Agent such Tranche D Lender's share of such Tranche D Borrowing, the Administrative Agent may assume that such Tranche D Lender has made such share available on such date in accordance with this Section. If any Tranche D Lender shall default in the payment of any amount due from it under this Section, then the applicable Tranche D Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such defaulted amount (to the extent so advanced by the Administrative Agent on behalf of such defaulting Tranche D Lender) to the Administrative Agent, together with interest on such amount at the interest rate applicable to ABR Loans that are Tranche D Borrowings from the Restatement Effective Date to the date of payment. Upon any such payment by the Borrower, the Borrower shall have the right, at the defaulting Tranche D Lender's expense, upon notice to the defaulting Tranche D Lender and to the Administrative Agent, to require such defaulting Tranche D Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04 of the Restated Credit Agreement) all its interests, rights and obligations as a Tranche D Lender under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations, provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee shall pay, in immediately available funds on the date of such assignment, to the Borrower, the amount of the defaulted amount of the Tranche D Term Loans that the Borrower paid to the Administrative Agent pursuant to the preceding sentence.

            SECTION 4. Amendment and Restatement of the Existing Credit Agreement; Loans and Letters of Credit. (a) Effective immediately after the prepayment of the Tranche C Term Loans under Section 3 above, the Existing Credit Agreement (excluding the annexes, schedules and exhibits thereto that are not attached as part of Exhibit A hereto, which shall remain as in effect prior to the Restatement Effective Date) is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the "Restated Credit Agreement"), and the Administrative Agent is hereby directed by the Required Restatement Lenders to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. Subject to the satisfaction of the conditions precedent set forth in Section 6, execution and delivery of this Agreement shall be deemed execution and delivery of the Restated Credit Agreement in the form set forth in Exhibit A hereto. From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this

Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term "Credit Agreement", as used in the other Loan Documents, shall mean the Restated Credit Agreement.

            (b) All Tranche A Term Loans, Revolving Loans and Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Lenders and the Issuing Bank with respect thereto.

            SECTION 5. Waiver. The Tranche A Lenders party hereto, on behalf of all Tranche A Lenders, hereby waive the provisions under the Existing Credit Agreement with respect to the pro rata allocation of voluntary prepayments of Term Borrowings thereunder and consent to the application of the proceeds of the Tranche D Term Loans and exchange of Tranche C Term Loans for Tranche D Term Loans as provided in Section 3. The Required Restatement Lenders hereby consent to the waiver contained in this Section 5.

            SECTION 6. Conditions. The consummation of the transactions set forth in Sections 3 through 5 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

            (a) The Administrative Agent (or its counsel) shall have received from the Borrower and the Required Restatement Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, which, when taken together, bear the signatures of each of the Borrower, the Administrative Agent and the Required Restatement Lenders.

            (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (i) Jones Day, counsel for the Borrower, substantially in the form of Exhibit B-1 and (ii) Kolesar & Leatham, Chtd., Nevada local counsel for the Borrower, substantially in the form of Exhibit B-2 and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Required Restatement Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

            (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Restatement Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

            (d) The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of, and including the certifications required by paragraph (c) of, Section 4.02 of the Restated Credit Agreement.

            (e) The Administrative Agent shall have received all fees and other amounts due and payable in connection with this Agreement and the Existing Credit Agreement on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

            (f) The Collateral and Guarantee Requirement shall be satisfied after giving effect to the Restatement Transactions, and in connection therewith the Administrative Agent shall have received (i) a completed Perfection Certificate with respect to the Loan Parties dated the Restatement Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby and (ii) to the extent requested by the Administrative Agent, the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties (including the Subsidiaries party to the Reaffirmation Agreement) in the jurisdictions contemplated by the Perfection Certificate and the copies of the financing statements (or similar documents) disclosed by such research and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by the Collateral Agreement.

            (g) The Administrative Agent shall have received evidence that the insurance required by Section 5.07 of the Restated Credit Agreement and the Security Documents is in effect.

            (h) A Reaffirmation Agreement substantially in the form of Exhibit C hereto shall have been executed and delivered by each party thereto.

            (i) The Administrative Agent shall have received a Borrowing Request that satisfies the requirements of Section 2.03 of the Existing Credit Agreement or is otherwise satisfactory to the Administrative Agent with respect to the Tranche D Term Loans.

The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3 through 5 of this

Agreement and the obligations of the Tranche D Lenders to make Tranche D Term Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 7 below) at or prior to 5:00 p.m., New York City time, on January 29, 2004 (and, in the event such conditions are not so satisfied or waived, the Tranche D Commitments shall terminate at such time).

            SECTION 7. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of the Borrower, the Administrative Agent and the Required Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Restatement Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 8. No Novation. This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which (except for the Tranche C Term Loans, which shall be prepaid as provided herein) shall remain outstanding after the Restatement Effective Date as modified hereby. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 of the Restated Credit Agreement will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.

            SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement or, in the case of a notice to any Tranche C Lender, in accordance with Section
9.01 of the Existing Credit Agreement.

            SECTION 10. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                      CUMULUS MEDIA INC.,

                                      by
                                         /s/ Lewis Dickey
                                         ---------------------------------------
                                         Name: Lewis Dickey
                                         Title: Chairman & CEO

                                      JPMORGAN CHASE BANK, individually and as Administrative Agent,

                                      by
                                         /s/ Joan M. Fitzgibbon
                                         ---------------------------------------
                                         Name: Joan M. Fitzgibbon
                                         Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT AND
                                      RESTATEMENT AGREEMENT AMONG CUMULUS MEDIA
                                      INC., THE LENDERS PARTY THERETO AND
                                      JPMORGAN CHASE BANK, AS ADMINISTRATIVE
                                      AGENT

                                      Name of Institution(1):

                                      American Express Certificate Company
                                      by: American Express Asset Management
                                          Group, Inc. as Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Yvonne E. Stevens
                                         ---------------------------------------
                                         Name: Yvonne E. Stevens
                                         Title:Senior Managing Director

                                      AMMC CDO II, LIMITED
                                      by: American Money Management Corp., as
                                          Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ David P. Meyer
                                         ---------------------------------------
                                         Name: David P. Meyer
                                         Title: Vice President

                                      APEX (IDM) CDO, LTD.
                                      ELC (CAYMAN) LTD.
                                      by: David L. Babson & Company Inc., as
                                          Collateral Manager

------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Adrienne Musgnug
                                         ---------------------------------------
                                         Name: Adrienne Musgnug
                                         Title: Managing Director

                                      APEX (TRIMARAN) CDO I, LTD.
                                      by: Trimaran Advisors, L.L.C.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ David M. Millison
                                         ---------------------------------------
                                         Name: David M. Millison
                                         Title: Managing Director

                                      ARES VI CLO LTD.
                                      by: Ares CLO Management VI, L.P.
                                          Investment Manager

                                      by: Ares CLO GP VI, LLC
                                          Its Managing Member

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Seth J. Brufsky
                                         ---------------------------------------
                                         Name: Seth J. Brufsky
                                         Title: Vice President

                                      ARES VII CLO LTD.
                                      by: Ares CLO Management VII, L.P.
                                          Investment Manager

                                      by: Ares CLO GP VII, LLC,
                                          Its General Partner

                                      Executing as a Consenting Lender:
                                      by

                                         /s/ Seth J. Brufsky
                                         ---------------------------------------
                                         Name: Seth J. Brufsky
                                         Title: Vice President

                                      ARES VI CLO LTD.
                                      by: Ares CLO Management VI, L.P.
                                          Investment Manager

                                      by: Ares CLO GP VI, LLC
                                          Its Managing Member

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Seth J. Brufsky
                                         ---------------------------------------
                                         Name: Seth J. Brufsky
                                         Title: Vice President

                                      ARES VII CLO LTD.
                                      by: Ares CLO Management VII, L.P.
                                          Investment Manager

                                      by: Ares CLO GP VII, LLC
                                          Its Managing Member

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Seth J. Brufsky
                                         ---------------------------------------
                                         Name: Seth J. Brufsky
                                         Title: Vice President

                                      ARES VIII CLO LTD.
                                      by: Ares CLO Management VIII, L.P.,
                                          Investment Manager

                                      by: Ares CLO GP VIII, LLC,
                                          Its Managing Member

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Seth J. Brufsky
                                         ---------------------------------------
                                         Name: Seth J. Brufsky
                                         Title: Vice President

                                      BABSON CLO LTD. 2003-I
                                      by: David L. Babson & Company Inc., as
                                          Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Adrienne Musgnug
                                         ---------------------------------------
                                         Name: Adrienne Musgnug
                                         Title: Managing Director

                                      BALLYROCK CDO I LIMITED
                                      by: BALLYROCK Investment Advisors LLC, as
                                          Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Lisa Rymut
                                         ---------------------------------------
                                         Name: Lisa Rymut
                                         Title: Assistant Treasurer

                                      BALLYROCK CDO II LIMITED
                                      by: BALLYROCK Investment Advisors LLC, as
                                          Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Lisa Rymut
                                         ---------------------------------------
                                         Name: Lisa Rymut
                                         Title: Assistant Treasurer

                                      BANK OF AMERICA, N.A.

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Todd Shipley
                                         ---------------------------------------
                                         Name: Todd Shipley
                                         Title: Managing Director

                                      BANK OF MONTREAL

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Sadhana Valia
                                         ---------------------------------------
                                         Name: Sadhana Valia
                                         Title: Managing Director

                                      BEDFORD CDO, LIMITED
                                      by: Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                         Name: Mohan V. Phansalkar
                                         Title: Executive Vice President

                                      BIG SKY SENIOR LOAN FUND, LTD.
                                      by: Eaton Vance Management
                                          As Investment Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      BILL & MELINDA GATES FOUNDATION
                                      by: David L. Babson & Company Inc., as
                                          Investment Advisor

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Adrienne Musgnug
                                         ---------------------------------------
                                         Name: Adrienne Musgnug
                                         Title: Managing Director

                                      CAPTIVA IV FINANCE LTD., as advised by
                                      Pacific Investment Management Company LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ David Dyer
                                         ---------------------------------------
                                         Name: David Dyer
                                         Title: Director

                                      Sankaty Advisors, LLC, as Collateral
                                      Manager for CASTLE HILL I - INGOTS, LTD., as Term Lender

                                      Executing as a Renewing Tranche C Lender:

                                      By
                                         /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name: Diane J. Exter
                                         Title: Managing Director
                                                Portfolio Manager

                                      Sankaty Advisors, LLC, as Collateral
                                      Manager for CASTLE HILL II - INGOTS, LTD., as Term Lender

                                      Executing as a Renewing Tranche C Lender:

                                      By
                                         /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name: Diane J. Exter
                                         Title: Managing Director
                                                Portfolio Manager

                                      CATALINA CDO LTD.

                                      by: Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                         Name: Mohan V. Phansalkar
                                         Title: Vice President

                                      CENTURION CDO II, LTD.
                                      by: American Express Asset Management
                                          Group Inc., as Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Leanne Stavrakis
                                         ---------------------------------------
                                         Name: Leanne Stavrakis
                                         Title: Director - Operations

                                      CENTURION CDO VI, LTD.
                                      by: American Express Asset Management
                                          Group Inc., as Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Leanne Stavrakis
                                         ---------------------------------------
                                         Name: Leanne Stavrakis
                                         Title: Director - Operations

                                      CIT LENDING SERVICES CORPORATION

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael V. Monahan
                                         ---------------------------------------
                                         Name: Michael V. Monahan
                                         Title: Vice President

                                      CITIGROUP INVESTMENTS CORPORATE LOAN FUND
                                      INC. TRAVELERS ASSET MANAGEMENT
                                      INTERNATIONAL COMPANY LLC

                                      Executing as a Consenting Lender:

                                      by
                                         /s/
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      COSTANTINUS EATON VANCE CDO V, LTD.
                                      by: Eaton Vance Management, as Investment
                                          Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      CREDIT LYONNAIS NEW YORK BRANCH

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Jeremy Horn
                                         ---------------------------------------
                                         Name: Jeremy Horn
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Jeremy Horn
                                         ---------------------------------------
                                         Name: Jeremy Horn
                                         Title: Vice President

                                      CSAM FUNDING I

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Andrew H. Marshak
                                         ---------------------------------------
                                         Name: Andrew H. Marshak

                                         Title: Authorized Signatory

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Andrew H. Marshak
                                         ---------------------------------------
                                         Name: Andrew H. Marshak
                                         Title: Authorized Signatory

                                      CSAM FUNDING II

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Andrew H. Marshak
                                         ---------------------------------------
                                         Name: Andrew H. Marshak
                                         Title: Authorized Signatory

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Andrew H. Marshak
                                         ---------------------------------------
                                         Name: Andrew H. Marshak
                                         Title: Authorized Signatory

                                      CSAM FUNDING III

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Andrew H. Marshak
                                         ---------------------------------------
                                         Name: Andrew H. Marshak
                                         Title: Authorized Signatory

                                      Executing as an Additional Tranche D
                                      Lender:

                                      By
                                         /s/ Andrew H. Marshak
                                         ---------------------------------------
                                         Name: Andrew H. Marshak
                                         Title: Authorized Signatory

                                      DENALI CAPITAL LLC, managing member of DC
                                      Funding Partners, portfolio manager for
                                      DENALI CAPITAL CLO II, LTD., or an
                                      affiliate

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ John P. Thacker
                                         ---------------------------------------
                                         Name: John P. Thacker
                                         Title: Chief Credit Officer

                                      DENALI CAPITAL LLC, managing member of DC
                                      Funding Partners, portfolio manager for
                                      DENALI CAPITAL CLO III, LTD., or an
                                      affiliate

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ John P. Thacker
                                         ---------------------------------------
                                         Name: John P. Thacker
                                         Title: Chief Credit Officer

                                      EATON VANCE CDO III, LTD.
                                      by: Eaton Vance Management as Investment
                                          Advisor

                                      Executing as a Consenting Lender:

                                      by

                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      EATON VANCE CDO IV, LTD.
                                      by: Eaton Vance Management as Investment
                                          Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                      by: Eaton Vance Management as Investment
                                          Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      EATON VANCE LIMITED DURATION INCOME FUND
                                      by: Eaton Vance Management as Investment
                                          Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      By
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      EATON VANCE HIGH INCOME TRUST
                                      by: Eaton Vance Management as Investment
                                          Advisor

                                      Executing as a Consenting Lender:

                                      By
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      By
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      EATON VANCE VT FLOATING-RATE INCOME FUND
                                      by: Eaton Vance Management as Investment
                                          Advisor

                                      Executing as a Consenting Lender:

                                      By
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                      ELC (CAYMAN) LTD. 1999-III
                                      by: David L. Babson & Company Inc. as
                                          Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Adrienne Musgnug
                                         ---------------------------------------
                                         Name: Adrienne Musgnug
                                         Title: Managing Director

                                      ELC (CAYMAN) LTD. 2000-I
                                      TRYON CLO LTD. 2000-I
                                      by: David L. Babson & Company Inc. as
                                          Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Adrienne Musgnug
                                         ---------------------------------------
                                         Name: Adrienne Musgnug
                                         Title: Managing Director

                                      ELF FUNDING TRUST III

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Mark A. Campelion
                                         ---------------------------------------
                                         Name: Mark A. Campelion
                                         Title:

                                      FIDELITY ADVISORS SERIES II: FIDELITY
                                      ADVISOR FLOATING RATE HIGH INCOME FUND

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ John H. Costello
                                         ---------------------------------------
                                         Name: John H. Costello
                                         Title: Assistant Treasurer

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ John H. Costello
                                         ---------------------------------------
                                         Name: John H. Costello
                                         Title: Assistant Treasurer

                                      FLAGSHIP CLO 2001-I
                                      by: Flagship Capital Management, Inc.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Eric S. Meyer
                                         ---------------------------------------
                                         Name: Eric S. Meyer
                                         Title: Director

                                      FLAGSHIP CLO 2001-II
                                      by: Flagship Capital Management, Inc.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Eric S. Meyer
                                         ---------------------------------------
                                         Name: Eric S. Meyer
                                         Title: Director

                                      FLEET NATIONAL BANK

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Kay H. Campbell
                                         ---------------------------------------
                                         Name: Kay H. Campbell
                                         Title: Director

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Kay H. Campbell
                                         ---------------------------------------
                                         Name: Kay H. Campbell
                                         Title: Director

                                      FRANKLIN CLO II, LIMITED

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      FRANKLIN CLO III, LIMITED

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      FRANKLIN CLO IV, LIMITED

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      FRANKLIN FLOATING RATE MASTER SERIES

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      FRANKLIN FLOATING RATE TRUST

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Richard Hsu
                                         ---------------------------------------
                                         Name: Richard Hsu
                                         Title: Vice President

                                      GENERAL ELECTRIC CAPITAL CORPORATION

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Karl Kieffer
                                         ---------------------------------------
                                         Name: Karl Kieffer
                                         Title: Duly Authorized Signatory

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Karl Kieffer
                                         ---------------------------------------
                                         Name: Karl Kieffer
                                         Title: Duly Authorized Signatory

                                      State Street Bank & Trust Company as
                                      Trustee for GENERAL MOTORS WELFARE
                                      BENEFITS TRUST

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Russell Ricciardi
                                         ---------------------------------------
                                         Name: Russell Ricciardi
                                         Title: CSO

                                      State Street Bank & Trust Company as
                                      Trustee for GMAM GROUP PENSION TRUST I

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Russell Ricciardi
                                         ---------------------------------------
                                         Name: Russell Ricciardi
                                         Title: CSO

                                      GRAYSON & CO
                                           By: Boston Management And Research as
                                           Investment Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Sankaty Advisors, LLC as Collateral
                                      Manager for GREAT POINT CLO 1999-I LTD., as Term Lender

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name: Diane J. Exter
                                         Title: Managing Director Portfolio
                                                Manager

                                      GULF STREAM-COMPASS CLO 2002-I
                                      by: Gulf Stream Asset Management LLC, as
                                          Collateral Manager

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Barry K. Love
                                         ---------------------------------------
                                         Name: Barry K. Love
                                         Title: Chief Credit Officer

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Barry K. Love
                                         ---------------------------------------
                                         Name: Barry K. Love
                                         Title: Chief Credit Officer

                                      HANOVER SQUARE CLO LTD.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Dean T. Criares
                                         ---------------------------------------
                                         Name: Dean T. Criares
                                         Title: Managing Director

                                      HARBOUR TOWN FUNDING LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Ann E. Morris
                                         ---------------------------------------
                                         Name: Ann E. Morris
                                         Title: Asst. Vice President

                                      HARCH CLO I, LTD.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael E. Lewitt
                                         ---------------------------------------
                                         Name: Michael E. Lewitt
                                         Title: Authorized Signatory

                                      IDS LIFE INSURANCE COMPANY
                                      by: American Express Asset Management
                                          Group, Inc. as Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Yvonne E. Stevens
                                         ---------------------------------------
                                         Name: Yvonne E. Stevens
                                         Title: Senior Managing Director

                                      INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                      by: Indosuez Capital as Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Jack C. Henry
                                         ---------------------------------------
                                         Name: Jack C. Henry
                                         Title: Principal and Portfolio Manager

                                      ING CAPITAL LLC

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Annie May
                                         ---------------------------------------
                                         Name: Annie May
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Annie May
                                         ---------------------------------------
                                         Name: Annie May
                                         Title: Vice President

                                      ING PRIME RATE TRUST
                                      by: Aeltus Investment Management, Inc. as
                                          its Investment Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Robert Wilson
                                         ---------------------------------------
                                         Name: Robert Wilson
                                         Title: Senior Vice President

                                      ING SENIOR INCOME FUND
                                      by: Aeltus Investment Management, Inc. as
                                          its Investment Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Robert Wilson
                                         ---------------------------------------
                                         Name: Robert Wilson
                                         Title: Senior Vice President

                                      KATONAH I, LTD.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Ralph Della Rocca
                                         ---------------------------------------
                                         Name: Ralph Della Rocca
                                         Title: Authorized  Officer
                                                Katonah Capital, L.L.C.
                                                As Manager

                                      KATONAH II, LTD.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Ralph Della Rocca
                                         ---------------------------------------
                                         Name: Ralph Della Rocca
                                         Title: Authorized  Officer
                                                Katonah Capital, L.L.C.
                                                As Manager

                                      KATONAH III, LTD.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Ralph Della Rocca
                                         ---------------------------------------
                                         Name: Ralph Della Rocca
                                         Title: Authorized  Officer
                                                Katonah Capital, L.L.C.
                                                As Manager

                                      KATONAH IV, LTD.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Ralph Della Rocca
                                         ---------------------------------------
                                         Name: Ralph Della Rocca
                                         Title: Authorized  Officer
                                                Katonah Capital, L.L.C.
                                                As Manager

                                      KZH CYPRESSTREE-1 LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Dorian Herrera
                                         ---------------------------------------
                                         Name: Dorian Herrera
                                         Title: Authorized  Agent

                                      KZH ING-2 LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Dorian Herrera
                                         ---------------------------------------
                                         Name: Dorian Herrera
                                         Title: Authorized  Agent

                                      KZH PONDVIEW LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Dorian Herrera
                                         ---------------------------------------
                                         Name: Dorian Herrera
                                         Title: Authorized  Agent

                                      KZH STERLING LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Dorian Herrera
                                         ---------------------------------------
                                         Name: Dorian Herrera
                                         Title: Authorized  Agent

                                      KZH WATERSIDE LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Dorian Herrera
                                         ---------------------------------------
                                         Name: Dorian Herrera
                                         Title: Authorized  Agent

                                      LASALLE BANK N.A. as Custodian

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Lore Peloquin
                                         ---------------------------------------
                                         Name: Lore Peloquin
                                         Title: First Vice President

                                      LONG LANE MASTER TRUST II
                                      by: Fleet National Bank as Trust
                                          Administrator with respect to Series
                                          Eclipse

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael J. Sullivan
                                         ---------------------------------------
                                         Name: Michael J. Sullivan
                                         Title: Director

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael J. Sullivan
                                         ---------------------------------------
                                         Name: Michael J. Sullivan
                                         Title: Director

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael J. Sullivan
                                         ---------------------------------------
                                         Name: Michael J. Sullivan
                                         Title: Director

                                      LONGHORN CDO (CAYMAN) LTD.
                                      by: Merrill Lynch Investment Managers,
                                          L.P. as Investment Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Robert Phillips
                                         ---------------------------------------
                                         Name: Robert Phillips
                                         Title: Authorized Signatory

                                      LONGHORN CDO II, LTD.
                                      by: Merrill Lynch Investment Managers,
                                          L.P. as Investment Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Robert Phillips
                                         ---------------------------------------
                                         Name: Robert Phillips
                                         Title: Authorized Signatory

                                      LONGHORN CDO III, LTD.
                                      by: Merrill Lynch Investment Managers,
                                          L.P. as Investment Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Robert Phillips
                                         ---------------------------------------
                                         Name: Robert Phillips
                                         Title: Authorized Signatory

                                      MAGNETITE IV CLO, LIMITED

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Mark J. Williams
                                         ---------------------------------------
                                         Name: Mark J. Williams
                                         Title: Authorized Signatory

                                      MAGNETITE V CLO, LIMITED

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Mark J. Williams
                                         ---------------------------------------
                                         Name: Mark J. Williams
                                         Title: Authorized Signatory

                                      MAPLEWOOD (CAYMAN) LIMITED
                                      by: David L. Babson & Company Inc.
                                          under delegated authority from
                                          Massachusetts Mutual Life Insurance
                                          Company as Investment Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Adrienne Musgnug
                                         ---------------------------------------
                                         Name: Adrienne Musgnug
                                         Title: Managing Director

                                      MARINER CDO 2002 LTD.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ David Mahon
                                         ---------------------------------------
                                         Name: David Mahon
                                         Title: Vice President

                                      MASSACHUSETTS MUTUAL LIFE INSURANCE
                                      COMPANY
                                      by: David L. Babson & Company Inc. as
                                          Investment Adviser

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Adrienne Musgnug
                                         ---------------------------------------
                                         Name: Adrienne Musgnug
                                         Title: Managing Director

                                      MASTER SENIOR FLOATING RATE TRUST

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Robert Phillips
                                         ---------------------------------------
                                         Name: Robert Phillips
                                         Title: Authorized Signatory

                                      ML CLO XX PILGRIM AMERICA (CAYMAN) LTD,
                                      by: ING Investments, LLC as is Investment
                                          Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Robert Wilson
                                         ---------------------------------------
                                         Name: Robert Wilson
                                         Title: Senior Vice President

                                      MONUMENT CAPITAL LTD

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Robert Bayer
                                         ---------------------------------------
                                         Name: Robert Bayer
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Robert Bayer
                                         ---------------------------------------
                                         Name: Robert Bayer
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Robert Bayer
                                         ---------------------------------------
                                         Name: Robert Bayer
                                         Title: Vice President

                                      MOUNTAIN CAPITAL CLO 1 LTD.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Chris Siddons
                                         ---------------------------------------
                                         Name: Chris Siddons
                                         Title: Director

                                      MOUNTAIN CAPITAL CLO 11 LTD.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Chris Siddons
                                         ---------------------------------------
                                         Name: Chris Siddons
                                         Title: Director

                                      MUIRFIELD TRADING LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Ann E. Morris
                                         ---------------------------------------
                                         Name: Ann E. Morris
                                         Title: Asst. Vice President

                                      NATEXIS BANQUES POPULAIRES
                                      by:

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Evan. S. Kraus
                                         ---------------------------------------
                                         Name: Evan S. Kraus
                                         Title: Vice President

                                      by
                                         /s/ Cynthia E. Sachs
                                         ---------------------------------------
                                         Name: Cynthia E. Sachs
                                         Title: VP, Group Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Evan S. Kraus
                                         ---------------------------------------
                                         Name: Evan S. Kraus
                                         Title: Vice President

                                      by
                                         /s/ Cynthia E. Sachs
                                         ---------------------------------------
                                         Name: Cynthia E. Sachs
                                         Title: VP, Group Manager

                                      NATIONAL CITY BANK

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Christian Kalmbach
                                         ---------------------------------------
                                         Name: Christian Kalmbach
                                         Title: Senior Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Christian Kalmbach
                                         ---------------------------------------
                                         Name: Christian Kalmbach
                                         Title: Senior Vice President

                                      NEW ALLIANCE GLOBAL CDO LIMITED

                                      Executing as a Consenting Lender:
                                      by
                                         /s/ Robert Bayer
                                         ---------------------------------------
                                         Name: Robert Bayer
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Robert Bayer
                                         ---------------------------------------
                                         Name: Robert Bayer
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Robert Bayer
                                         ---------------------------------------
                                         Name: Robert Bayer
                                         Title: Vice President

                                      NEW YORK LIFE INSURANCE AND ANNUITY
                                      CORPORATION

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Mark A. Campelion
                                         ---------------------------------------
                                         Name: Mark A. Campelion
                                         Title:

                                      NYLIM FLATIRON CLO 2003-1

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Mark A. Campelion
                                         ---------------------------------------
                                         Name: Mark A. Campelion
                                         Title:

                                      OLYMPIC FUNDING TRUST, SERIES 1999-1

                                      Executing as a Renewing Tranche C Lender:

                                      By
                                         /s/ Ann E. Morris
                                         ---------------------------------------
                                         Name: Ann E. Morris
                                         Title: Authorized Agent

                                      OXFORD STRATEGIC INCOME FUND
                                      by: Eaton Vance Management As Investment
                                          Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      PACIFICA CDO II, LTD.

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Sean Walker
                                         ---------------------------------------
                                         Name: Sean Walker
                                         Title: SVP

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Sean Walker
                                         ---------------------------------------
                                         Name: Sean Walker
                                         Title: SVP

                                      PILGRIM CLO 1999-1 LTD.
                                      by: ING Investments, LLC as its Investment
                                          Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Robert Wilson
                                         ---------------------------------------
                                         Name: Robert Wilson
                                         Title: Senior Vice President

                                      PPM SHADOW CREEK FUNDING LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Ann E. Morris
                                         ---------------------------------------
                                         Name: Ann E. Morris
                                         Title: Asst. Vice President

                                      PPM SPYGLASS FUNDING TRUST

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Ann E. Morris
                                         ---------------------------------------
                                         Name: Ann E. Morris
                                         Title: Authorized Agent

                                      PROMETHIUS INVESTMENT FUNDING NO. 1 LTD.
                                      by: ING Credit Advisors LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Irv Roa
                                         ---------------------------------------
                                         Name: Irv Roa
                                         Title: Director

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Irv Roa
                                         ---------------------------------------
                                         Name: Irv Roa
                                         Title: Director

                                      Sankaty Advisors, LLC as Collateral
                                      Manager for RACE POINT CLO, LIMITED, as
                                      Term Lender

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name: Diane J. Exter
                                         Title: Managing Director
                                                Portfolio Manager

                                      Sankaty Advisors, LLC as Collateral
                                      Manager for RACE POINT II CLO, LIMITED, as
                                      Term Lender

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name: Diane J. Exter
                                         Title: Managing Director
                                                Portfolio Manager

                                      RIVIERA FUNDING LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Ann E. Morris
                                         ---------------------------------------
                                         Name: Ann E. Morris
                                         Title: Asst. Vice President

                                      SANKATY HIGH YIELD PARTNERS III, L.P.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name: Diane J. Exter
                                         Title: Managing Director
                                                Portfolio Manager

                                      SEMINOLE FUNDING LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Ann E. Morris
                                         ---------------------------------------
                                         Name: Ann E. Morris
                                         Title: Asst. Vice President

                                      SENIOR DEBT PORTFOLIO
                                      by: Boston Management and Research as
                                          Investment Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      SEQUILS - CENTURION V, LTD.
                                      by: American Express Asset Management
                                          Group Inc. as Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Leanne Stavrakis
                                         ---------------------------------------
                                         Name: Leanne Stavrakis
                                         Title: Director - Operations

                                      SEQUILS - GLACE BAY, LTD.
                                      by: Royal Bank of Canada as Collateral
                                          Manager

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ James Roche
                                         ---------------------------------------
                                         Name: James Roche
                                         Title: Authorized Signatory

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ James Roche
                                         ---------------------------------------
                                         Name: James Roche
                                         Title: Authorized Signatory

                                      SEQUILS-MAGNUM, LTD.
                                      by: Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                         Name: Mohan V. Phansalkar
                                         Title: Executive Vice President

                                      SEQUILS-PILGRIM I, LTD.
                                      by: ING Investments, LLC as its Investment
                                          Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Robert Wilson
                                         ---------------------------------------
                                         Name: Robert Wilson
                                         Title: Senior Vice President

                                      SIERRA CLO I

                                      Executing as a Consenting Lender:
                                      by

                                         /s/ John M. Casparian
                                         ---------------------------------------
                                         Name: John M. Casparian
                                         Title: Chief Operating Officer
                                                Centre Pacific, Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ John M. Casparian
                                         ---------------------------------------
                                         Name: John M. Casparian
                                         Title: Chief Operating Officer

                                      Executing as an Additional Tranche D

                                      Lender:

                                      By
                                         /s/ John M. Casparian
                                         ---------------------------------------
                                         Name: John M. Casparian
                                         Title: Chief Operating Officer

                                      SUFFIELD CLO LIMITED
                                      by: David L. Babson & Company Inc. as
                                          Collateral Manager

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Adrienne Musgnug
                                         ---------------------------------------
                                         Name: Adrienne Musgnug
                                         Title: Managing Director

                                      SUN TRUST BANK

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Brian Combs
                                         ---------------------------------------
                                         Name: Brian Combs
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Brian Combs
                                         ---------------------------------------
                                         Name: Brian Combs
                                         Title: Vice President

                                      TOLLI & CO.
                                      by: Eaton Vance Management as Investment
                                          Advisor

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      Executing as an Additional Tranche D
                                      Lender:

                                      by
                                         /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                      TORONTO DOMINION (NEW YORK) INC.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Gwen Zirkle
                                         ---------------------------------------
                                         Name: Gwen Zirkle
                                         Title: Vice President

                                      TRUMBULL THC, LTD.

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Gwen Zirkle
                                         ---------------------------------------
                                         Name: Gwen Zirkle
                                         Title: Attorney In Fact

                                      VENTURE CDO 2002, LIMITED
                                      by: its investment advisor, MJX Asset
                                          Management, LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael G. Regan
                                         ---------------------------------------
                                         Name: Michael G. Regan
                                         Title: Director

                                      VENTURE II CDO 2002, LIMITED
                                      by: its investment advisor, MJX Asset
                                          Management, LLC

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Michael G. Regan
                                         ---------------------------------------
                                         Name: Michael G. Regan
                                         Title: Director

                                      WAVELAND - INGOTS, LTD.
                                      by: Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                         Name: Mohan V. Phansalkar
                                         Title: Executive Vice President

                                      WRIGLEY CDO, LTD.
                                      by: Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Mohan V. Phansalkar
                                         ---------------------------------------
                                         Name: Mohan V. Phansalkar
                                         Title: Executive Vice President

                                      U.S. BANK NATIONAL ASSOCIATION

                                      Executing as a Consenting Lender:

                                      by
                                         /s/ Gail F. Scannell
                                         ---------------------------------------
                                         Name: Gail F. Scannell
                                         Title: Vice President

                                      Executing as a Renewing Tranche C Lender:

                                      by
                                         /s/ Gail F. Scannell
                                         ---------------------------------------
                                         Name: Gail F. Scannell
                                         Title: Vice President

                             SCHEDULES AND EXHIBITS

Schedules
------------
Schedule 1        Tranche D Commitments

Exhibits
------------
Exhibit A         Amended and Restated Credit Agreement
Exhibit B-1       Form of Opinion of Jones Day
Exhibit B-2       Form of Opinion of Kolesar & Leatham, Chtd., Nevada local
                  counsel for the Borrower
Exhibit C         Form of Reaffirmation Agreement